UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INNOVATE Corp.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INNOVATE Corp. 295 Madison Avenue, 12th Floor New York, NY 10017

Notice of 2022 Annual Meeting
And
Proxy Statement

INNOVATE Corp. 295 Madison Avenue, 12th Floor New York, NY 10017

April 27, 2022
Dear INNOVATE Corp. Stockholder:
It is our pleasure to invite you to participate in the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting” or the “Annual Meeting”) of INNOVATE Corp., a Delaware corporation (“INNOVATE” or the “Company”). We will hold the 2022 Annual Meeting on Thursday, June 16, 2022, at 11:00 a.m., Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (“COVID-19”), the 2022 Annual Meeting will be held solely by remote communication, in a virtual meeting format. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting https://meetnow.global/MCZD5RZ at the meeting date and time described in the accompanying proxy statement. You will not be able to attend the 2022 Annual Meeting in person. You will need the 15-digit control number on your proxy card to participate in the virtual Annual Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Online check-in will begin at 10:30 a.m., Eastern Time, on June 16, 2022. Once admitted, you may participate in the meeting and vote during the Annual Meeting by following the instructions that will be available on the meeting website.
The items to be considered and voted on at the 2022 Annual Meeting are described in the Notice of 2022 Annual Meeting of Stockholders and are more fully addressed in our proxy materials accompanying this letter. We encourage you to read all of these materials carefully and then to vote using the enclosed proxy card.

We are furnishing our proxy materials via the Internet. Providing our proxy materials to stockholders electronically allows us to “be green” by conserving natural resources and reducing our printing and mailing costs related to the distribution of the proxy materials. To ensure your representation at the 2022 Annual Meeting, we urge you to cause your shares to be voted (i) via the Internet at www.investorvote.com/VATE, (ii) by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail and that is also provided on that website, or, (iii) if you have requested a paper copy of the proxy materials and the proxy card by mail, by signing, voting and returning your proxy card to INNOVATE Corp., Computershare Investor Services, PO Box 505008, Louisville, KY 40233-5008 by regular U.S. mail or to Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY 40202 if by overnight mail. For specific instructions on how to vote your shares, please review the instructions for each of these voting options that are detailed in the Notice and in the accompanying Proxy Statement.

The Notice and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) are available for viewing and printing under the “Investor Relations-Stock Information-Proxy Materials” section of our website at www.innovatecorp.com. You may also obtain these materials at www.edocumentview.com/VATE and the U.S. Securities and Exchange Commission website at www.sec.gov. These materials were first sent or made available to stockholders on our website on or about April 27, 2022. Any stockholder may, at no cost to the stockholder, request to receive proxy materials in printed form by mail or electronically by e-mail. To ensure timely delivery, please be sure to complete this request by June 6, 2022. If you would like to receive a printed or e-mail copy of the proxy materials, you should follow the instructions for requesting such materials in the Notice. You will not otherwise receive a printed or e-mail copy of the proxy materials.

If you have any questions about the proposals to be voted on, please call our proxy solicitation agent, Okapi Partners LLC at (877) 629-6355.

Thank you for your continued support and interest in INNOVATE. We look forward to your participation at the 2022 Annual Meeting on Thursday, June 16, 2022.

Very truly yours,

Avram A. Glazer
Chairman of the Board

Wayne Barr, Jr.
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2022
This proxy statement and the 2021 Annual Report are available at www.innovatecorp.com (Investor Relations-Stock Information-Proxy Materials).

INNOVATE Corp. 295 Madison Avenue, 12th Floor New York, NY 10017

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To be Held on Thursday, June 16, 2022, at 11:00 a.m. Eastern Time

April 27, 2022
To our Stockholders:

INNOVATE Corp., a Delaware corporation (“INNOVATE” or the “Company”) will hold its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting” or the “Annual Meeting”) on Thursday, June 16, 2022, at 11:00 a.m., Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (“COVID-19”), the 2022 Annual Meeting will be held solely by remote communication, in a virtual meeting format. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting https://meetnow.global/MCZD5RZ, at the meeting date and time described in the accompanying proxy statement. You will not be able to attend the 2022 Annual Meeting in person. You will need the 15-digit control number on your proxy card to participate in the virtual Annual Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Online check-in will begin at 10:30 a.m., Eastern Time, on June 16, 2022. Once admitted, you may participate in the meeting and vote during the Annual Meeting by following the instructions that will be available on the meeting website.

At the 2022 Annual Meeting, holders of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), Series A-3 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-3 Preferred Stock”), and Series A-4 Convertible Participating Preferred Stock, par value $0.001 per share (together with the Series A-3 Preferred Stock, the “Preferred Stock”) (collectively, the “Company Securities”), in each case, outstanding and entitled to vote as of the close of business on April 22, 2022, the record date for voting at the Annual Meeting (the “Record Date”), will be asked to vote upon the following proposals:

1.    To elect the six nominees identified in the accompanying proxy statement (the “Proxy Statement”), each to hold office until the 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified (the “Election Proposal”).

2.    To approve, on a non-binding, advisory basis, the compensation of our named executive officers (the “Say on Pay Vote”).

3.    To approve extending the Final Expiration Date of the Tax Benefit Preservation Plan adopted by the Board on August 30, 2021 from August 30, 2022 to March 31, 2023 (the “NOL Rights Plan Proposal”).

4.    To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Accounting Firm Proposal”).

5.    To consider and take action upon any other business that may properly come before the 2022 Annual Meeting or any continuations, postponements or adjournments thereof.

Only stockholders of record of Company Securities outstanding and entitled to vote as of the close of business on the Record Date are entitled to notice of, and to vote at, the 2022 Annual Meeting and any continuations, postponements or adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder entitled to vote at the meeting, for any purpose germane to the Annual Meeting, for a period of 10 days prior to the 2022 Annual Meeting by email request, during ordinary business hours, to the Office of the Corporate Secretary of INNOVATE at corpsec@innovatecorp.com. The list of stockholders entitled to vote at the Annual Meeting will also be open to examination by any stockholders during the meeting.

Your vote is very important. We appreciate your taking the time to vote promptly. After reading the accompanying Proxy Statement, please cause your shares to be voted at your earliest convenience to ensure the presence of a quorum. As described in the Notice of Internet Availability of Proxy Materials, your shares may be voted over the Internet, by telephone, or, if you have requested a paper copy of the proxy materials and the proxy card by mail, by completing, signing and returning the proxy card in the postage pre-paid envelope accompanying the proxy materials.

The Board of Directors of INNOVATE recommends that stockholders vote:

Voting Matter	Board Vote Recommendation	Page Reference For More Information
Proposal 1 — Election of Directors	FOR each nominee	9
Proposal 2 — Advisory vote on compensation of our named executive officers	FOR	36
Proposal 3 — Approval of extending the Final Expiration Date of the Tax Benefit Preservation Plan adopted by the Board on August 30, 2021 from August 30, 2022 to March 31, 2023	FOR	37
Proposal 4 — Ratification of appointment of independent registered public accounting firm	FOR	41
If you have any questions about the proposals to be voted on, please call our solicitor, Okapi Partners LLC at (877) 629-6355.

By Order of the Board of Directors,

Joseph A. Ferraro Chief Legal Officer and Corporate Secretary

YOUR VOTE IS VERY IMPORTANT. PLEASE CAUSE YOUR SHARES TO BE VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR TELEPHONE OR, IF YOU HAVE REQUESTED A PAPER COPY OF THE PROXY MATERIALS AND THE PROXY CARD BY MAIL, BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED WITH YOUR PROXY MATERIALS, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO DECIDE TO ATTEND THE 2022 ANNUAL MEETING MAY, IF THEY SO DESIRE, REVOKE THEIR PROXIES AND VOTE THEIR SHARES AT THE MEETING.

AS DESCRIBED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, COPIES OF THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021 ARE AVAILABLE AT WWW.INNOVATECORP.COM (INVESTOR RELATIONS-PROXY MATERIALS).

i

TABLE OF CONTENTS
Householding of Proxy Materials	47
Stockholder Proposals	47

APPENDIX A - Tax Benefits Preservation Plan

ii

INNOVATE Corp. 295 Madison Avenue, 12th Floor New York, NY 10017

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2022

GENERAL INFORMATION ABOUT THE 2022 ANNUAL MEETING

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or the “Board of Directors”) for use at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting” or the “Annual Meeting”) to be held on Thursday, June 16, 2022 at 11:00 a.m., Eastern Time, and any continuations, postponements or adjournments thereof. As used in this Proxy Statement, the terms “INNOVATE,” the “Company,” “we,” “us” and “our” mean INNOVATE Corp., a Delaware corporation and its subsidiaries unless the context indicates otherwise.

How do I attend the 2022 Annual Meeting?

The 2022 Annual Meeting will be held on Thursday, June 16, 2022 at 11:00 a.m., Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (“COVID-19”), the 2022 Annual Meeting will be held solely by remote communication, in a virtual meeting format. Registered shareholders will be able to participate in the 2022 Annual Meeting online by visiting https://meetnow.global/MCZD5RZ, where you will be able to vote electronically and submit questions. You will not be able to attend the 2022 Annual Meeting in person. You will need the 15-digit control number on your Notice or your proxy card (if you receive a printed copy of the proxy materials) to participate in the virtual Annual Meeting. Beneficial owners of shares held in street name must follow one of the following two options.

Registration in Advance: Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your INNOVATE Corp. holdings along with your name and email address to Computershare. Requests must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, June 13, 2022. You will receive a confirmation of your registration by email after we receive your registration material. Submit your request along with a copy of your Legal Proxy by email: legalproxy@computershare.com or by mail: Computershare, INNOVATE Corp. Legal Proxy, PO Box 43001, Providence, RI 02940-3001.

Access on the Day of the Annual Meeting without Prior Registration: For the 2022 proxy season, we will continue to follow the agreed-upon industry solution allowing Beneficial Holders to register at the time of the annual meeting and be able to attend, ask questions and vote. We expect that the vast majority of Beneficial Holders will be able to fully participate using the control number received with their voting instruction form or email. This option is intended to be provided as a convenience to Beneficial Holders and there is no guarantee this option will be available for every type of Beneficial Holder voting control number. Note, the inability to provide this option to any or all Beneficial Holders shall in no way impact the validity of the Annual Meeting. In order to ensure you are able to attend, ask questions and vote at the Annual Meeting, you should use the “Registration in Advance” option above.

Once admitted, you may participate in the meeting and vote during the 2022 Annual Meeting by following the instructions that will be available on the meeting website. You do not need to participate in the 2022 Annual Meeting in order to vote.

How can I participate and ask questions at the 2022 Annual Meeting?

In order to submit a question at the 2022 Annual Meeting, you will need your 15-digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 30 minutes before the start of the 2022 Annual Meeting and submit questions online. If you would like to submit a question during the 2022 Annual Meeting, once you have logged into the webcast, simply click on the “Q&A” icon at the top of the screen, type in your question, then click “Send” to submit. You can submit a question up until the time we indicate that the question-and-answer session is concluded.

What if I have technical or other “IT” problems logging into or participating in the 2022 Annual Meeting webcast?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Stockholders are encouraged to log into the webcast at least 30 minutes prior to the start of the meeting to test their Internet connectivity. If you experience technical difficulties during the check-in process call 1-888-724-2416 (Toll Free) or 1-781-575-2748 (International Toll) for assistance.

What documentation must I provide to vote online at the 2022 Annual Meeting?

If you are a stockholder of record and provide your 15-digit control number when you access the meeting, you may vote all shares registered in your name during the 2022 Annual Meeting webcast. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in “street name” and held by your broker, bank or other institution for your benefit), you must follow the instructions provided by the broker, bank or other nominee that holds your shares.

Why am I receiving proxy materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by our Board of Directors for the 2022 Annual Meeting, and any continuations, postponements or adjournments thereof. The proxy materials include our Notice of 2022 Annual Meeting of Stockholders of INNOVATE Corp., this Proxy Statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”). The proxy materials include detailed information about the matters that will be discussed and voted on at the 2022 Annual Meeting and furnish you with the information you need in order to vote, whether or not you participate in the 2022 Annual Meeting.

INNOVATE expects to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the 2022 Annual Meeting on or about April 28, 2022.

Can I access these proxy materials on the Internet?

Yes. This Proxy Statement and the 2021 Annual Report are available free of charge under the “Investor Relations-Stock Information-Proxy Materials” section of our website at www.innovatecorp.com. You may also obtain these materials at www.edocumentview.com/VATE and the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

Who can vote?

Stockholders who owned the Company’s common stock, par value $0.001 per share (the “Common Stock”), Series A-3 Convertible Participating Preferred Stock, par value $0.001 per share (“Series A-3 Preferred Stock”), and Series A-4 Convertible Participating Preferred Stock, par value $0.001 per share (“Series A-4 Preferred Stock” and, together with the Series A-3 Preferred Stock, the “Preferred Stock”) (collectively, the “Company Securities”), as of the close of business on April 22, 2022, the record date for voting at the 2022 Annual Meeting (the “Record Date”), are entitled to vote at the 2022 Annual Meeting.

How many votes do I have?

Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote, without cumulation, on each matter to be voted upon at the 2022 Annual Meeting, as further described in this Proxy Statement. Holders of Preferred Stock will vote together as a single class with holders of Common Stock, on an as-converted basis, with respect to all matters before the 2022 Annual Meeting.

As of the Record Date for the 2022 Annual Meeting, there were (i) 78,432,535 shares of Common Stock outstanding and entitled to vote, (ii) 6,125 shares of Series A-3 Preferred Stock, equal to 1,740,700 shares of Common Stock on an as-converted basis and (iii) 10,000 shares of Series A-4 Preferred Stock, equal to 1,875,533 shares of Common Stock on an as-

converted basis. Therefore, as of the Record Date, there were a total of 82,048,768 shares of Common Stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote.

How do I vote?

Whether or not you plan to participate in the 2022 Annual Meeting, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote in the manner you indicate. If you submit a proxy but do not indicate any voting instructions, your votes will be voted in accordance with the Board’s recommendations. Voting by proxy will not affect your right to participate in the 2022 Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, you may vote:

VIA THE INTERNET
Follow the instructions included in the Notice to vote by Internet. Internet voting facilities for stockholders of record will be available 24 hours a day and will remain open until such time the polls are closed during the 2022 Annual Meeting.

BY MAIL
As described in the Notice, you may request printed proxy materials, in which case you may complete, sign and return the proxy card in the postage pre-paid envelope accompanying the proxy materials so that it is received prior to the 2022 Annual Meeting.

BY TELEPHONE
Follow the instructions included in the Notice to vote by telephone. Telephone voting facilities for stockholders of record will be available 24 hours a day and will remain open until such time the polls are closed during the 2022 Annual Meeting.

VOTE ONLINE DURING THE ANNUAL MEETING
You will be able to participate in the Annual Meeting online by visiting https://meetnow.global/MCZD5RZ where you will be able to vote electronically and submit questions. You will not be able to attend the 2022 Annual Meeting in person. You will need the 15-digit control number on your proxy card to participate in the virtual Annual Meeting.

If your shares are held in “street name” (meaning the shares are held in the name of a bank, broker or other nominee who is the record holder), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

VIA THE INTERNET Follow the instructions you receive from the bank, broker or other nominee to vote by Internet.	BY MAIL You will receive instructions from the bank, broker or other nominee explaining how to vote your shares by mail.

BY TELEPHONE Follow the instructions you receive from the bank, broker or other nominee to vote by telephone.
VOTE ONLINE DURING THE ANNUAL MEETING

Register in Advance: In order to obtain a 15-digit control number that will enable you to participate in the Annual Meeting, you must first submit your legal proxy reflecting your INNOVATE Corp. holdings along with your name and email address to Computershare, INNOVATE Corp. Legal Proxy, PO Box 43001, Providence, RI 02940-3001, or by email to legalproxy@computershare.com. Such requests to Computershare must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, June 13, 2022. You will receive a confirmation email from Computershare of your registration.

Voting without prior registration: An industry solution allows Beneficial Holders the ability to vote. Please refer to “How do I attend the Annual Meeting?” section above.

How Does the Board Recommend that I Vote on the Proposals?

Voting Matter	Board Vote Recommendation	Page Reference For More Information
Proposal 1 — Election of Directors	FOR each nominee	9
Proposal 2 — Advisory vote on compensation of our named executive officers	FOR	36
Proposal 3 — Approval of extending the Final Expiration Date of the Tax Benefit Preservation Plan adopted by the Board on August 30, 2021 from August 30, 2022 to March 31, 2023	FOR	37
Proposal 4 — Ratification of appointment of independent registered public accounting firm	FOR	41
If any other matter is presented at the 2022 Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his discretion. As of the time this Proxy Statement was filed, we knew of no matters that need to be acted on at the 2022 Annual Meeting, other than those described in this Proxy Statement.

May I change or revoke my proxy?

You may change or revoke your previously submitted proxy at any time before the 2022 Annual Meeting or, if you participate in the 2022 Annual Meeting virtually, at the 2022 Annual Meeting.

If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:

•by re-voting at a subsequent time by Internet or by telephone as instructed above;

•by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above; or

•by voting during the 2022 Annual Meeting.

You may also revoke your proxy by delivering a signed revocation letter to Joseph A. Ferraro, the Company’s Corporate Secretary, at the Company’s address above before the 2022 Annual Meeting, which states that you have revoked your proxy. In light of disruptions caused by the COVID-19 outbreak, if you intend to revoke your proxy by providing such written notice, we advise that you also send a copy via email to corpsec@innovatecorp.com.

Your latest dated proxy card, Internet or telephone vote is the one that is counted.

If your shares are held in the name of a bank, broker or other nominee, you may change your voting instructions by following the instructions of your bank, broker or other nominee.

What if I receive more than one Notice or proxy card?

You may receive more than one Notice or, if you have requested proxy materials, more than one proxy card, if you hold shares of our Common Stock or Preferred Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will my shares be voted if I do not vote or instruct my nominee how to vote?

If your shares are registered in your name, they will not be voted if you do not vote by Internet, by telephone or by completing, signing and returning your proxy card, if you have requested printed proxy materials, or during the 2022 Annual Meeting, as described above under “How Do I Vote?”.

With respect to shares held in street name, your bank, broker or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters, but cannot vote such uninstructed shares on “non-routine” matters. A

“broker non-vote” will occur if your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your bank, broker or other nominee chooses not to vote on a matter for which it does have discretionary voting authority. The Election Proposal, the Say on Pay Vote and the NOL Rights Plan Proposal are considered non-routine matters under applicable rules, and therefore your bank, broker or other nominee does not have discretionary authority to vote your uninstructed shares on such matters. Therefore, if you hold your shares in street name, it is critical that you instruct your bank, broker or other nominee how to vote if you want your vote to be counted.

What vote is required to approve each proposal and how are votes counted?

With respect to the Election Proposal, in an uncontested election of directors, the Fourth Amended and Restated By-Laws of the Company (the “By-Laws”) provide that directors will be elected by a majority of the votes cast by the holders of the Common Stock and Preferred Stock, voting as a single class (with the Preferred Stock voting on an as-converted basis). This means that the number of shares voted FOR each nominee must exceed 50% of the votes cast with respect to that nominee. The six nominees who receive a majority of FOR votes will be elected as directors. Voting stockholders may vote either FOR any or all of these nominees or AGAINST any or all of these nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of these directors.

With respect to the Say on Pay Vote, the NOL Rights Plan Proposal and the Accounting Firm Proposal, the favorable vote of a majority of the votes cast by the holders of the Common Stock and Preferred Stock, voting as a single class (with the Preferred Stock voting on an as-converted basis), will constitute the stockholders’ approval of the proposals, which in the case of the Say on Pay Vote, will be non-binding. For purposes of the Say on Pay Vote, the NOL Rights Plan Proposal and the Accounting Firm Proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. For purposes of the Say on Pay Vote, the NOL Rights Plan Proposal and the Accounting Firm Proposal, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. If you do not provide your broker with voting instructions regarding the Accounting Firm Proposal, they will have discretionary authority to vote your shares on the Accounting Firm Proposal.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by e-mail or other electronic means or by telephone. We will pay these directors, officers and employees no additional compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable, out-of-pocket expenses.

In addition, we have retained Okapi Partners LLC to aid in the solicitation of proxies. We will pay Okapi Partners LLC fees of $10,000 plus reimbursement of its reasonable out-of-pocket costs for its services. If you have questions about the Annual Meeting or need additional copies of this Proxy Statement or additional proxy cards, please contact our proxy solicitation agent as follows:

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Banks and Brokerage Firms, please call (212) 297-0720
Stockholders, please call (877) 629-6355
Via email at INNOVATEproxy@okapipartners.com

What constitutes a quorum for the 2022 Annual Meeting?

The presence online at the 2022 Annual Meeting or by proxy, of the holders of a majority of the voting power of the capital stock of INNOVATE outstanding and entitled to vote at the 2022 Annual Meeting, including its Common Stock and Preferred Stock, on an as-converted basis, is necessary to constitute a quorum at the 2022 Annual Meeting. Votes of stockholders of record who are present online at the 2022 Annual Meeting or by proxy, broker non-votes and abstentions will be counted for purposes of determining whether a quorum exists. A quorum is necessary before business may be transacted at the 2022 Annual Meeting except that, even if a quorum is not present, with respect to some or all matters to be voted upon, the chairman of the 2022 Annual Meeting or the holders of shares having a majority of the voting power present online at the 2022 Annual Meeting or by proxy, with respect to the matter or matters to be voted upon, shall have the power to adjourn the 2022 Annual Meeting, from time to time until a quorum is present with respect to such matter or matters to be voted upon. As of the Record Date, there were a total of 82,048,768 shares of Common Stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote). Thus, the holders of 41,024,385 shares of Common Stock or its equivalents must be present online at the 2022 Annual Meeting or represented by proxy at the 2022 Annual Meeting to have a quorum for the transaction of business.

BUSINESS HIGHLIGHTS

Since the beginning of fiscal year 2021 our management team, including our named executive officers, oversaw the following significant developments of the Company.
2021 Corporate Performance Highlights
We believe that a skilled and motivated team of senior executives is essential to achieving positive results and implementing our business objectives. We have continued to structure our compensation program to provide our named executive officers and other senior executives with levels of compensation that we believe are necessary to retain their services and with incentives designed to achieve positive results and successfully implement our business objectives, in both the short and long term. As a result of the strong efforts by our current executive leadership team, we achieved a number of financial and strategic objectives during fiscal year 2021 and the first quarter of 2022:

•The Company sharpened its business focus by completing the sale of our Clean Energy and Insurance segments, and thereby reducing our number of operating segments from five to three. In addition, the Company enhanced its capital structure and improved its financial flexibility by refinancing its senior notes and credit facility.
•The Company rebranded and changed its name to INNOVATE Corp. in order to align with our core principles and sustainable value generation.
•The Company completed a refinancing with a $330 million senior secured notes offering and extended the maturities of the majority of our senior convertible notes and preferred stock to 2026.
•DBM Global Inc. (“DBM”) completed its acquisition of Banker Steel Holdco LLC (“Banker Steel”) for $145 million. Banker Steel provides fabricated structural steel and erection services primarily for the East Coast and Southeast commercial and industrial construction markets, giving DBM a nationwide footprint in the steel fabrication and erection industry. On the heels of that transaction, DBM entered into a new credit facility consisting of a $110 million term loan and a $110 million revolving credit facility. DBM Global’s total backlog increased to $1,580.9 million as of December 31, 2021, up from $394.5 million as of December 31, 2020. Taking into consideration awarded, but not yet signed contracts, backlog would have been approximately $1,875 million at the end of the fourth quarter of 2021, compared to $608 million at the end of the fourth quarter of 2020.
•Pansend Life Sciences, LLC continued to focus on the development of innovative technologies and products in the healthcare industry and is currently invested in four companies, in particular making solid progress with its portfolio companies R2 Technologies, Inc. (“R2”) (aesthetic dermatology) and MediBeacon, Inc. (kidney monitoring). R2 launched its first product, Glacial Rx®. Glacial Rx® earned a third FDA indication and unique product code as it became the first and only Class II dermal cooling system FDA-cleared for general dermabrasion, scar and acne scar revision, and tattoo removal, significantly changing the aesthetics industry. This is a major milestone for this product as Glacial Rx® is now in its own FDA-issued product code instead of being lumped into one classification, among hundreds of devices. The Company also invested an additional $15 million in R2 to increase its ownership stake in R2 and accelerate the sales effort as the launch of commercial shipments to U.S. aesthetic providers for Glacial Rx® continues as planned.
•HC2 Broadcasting Holdings Inc. (“Broadcasting”) advanced its OTA distribution platform strategy. As of December 31, 2021, Broadcasting operated 238 stations, of which 224 are currently connected to its CentralCast system. The total Broadcasting footprint includes operating stations in 103 markets in the U.S. and Puerto Rico, including operating stations in 34 of the top 35 DMAs.
Stockholder Engagement
The Company is committed to active engagement and meaningful ongoing dialogue with our stockholders. The Company meets with stockholders, both in person and by teleconference, on an on-going basis to address matters that are important to them, including executive compensation, corporate governance and ESG responsibility. Feedback from these discussions provides the Company with important insights, which management shares with the Board. We believe that a culture of transparency with our stockholders will enable us to deliver sustainable, long-term value by ensuring that our objectives and vision for the Company are aligned.

EXECUTIVE COMPENSATION AND GOVERNANCE HIGHLIGHTS

The following is an overview of the highlights of our compensation and governance structure, and the fundamental compensation and governance policies and practices we do and do not use.

WHAT WE DO		WHAT WE DON’T DO
✓	Separation of the roles of Chairman of the Board and Chief Executive Officer (“CEO”)	✗	No excise tax gross-ups upon a change in control
✓	Majority voting for directors in uncontested elections	✗	No hedging activities by our executives and directors, with pledging only permitted under limited circumstances.
✓	Actively engage with stockholders and act on stockholder feedback	✗	No defined benefit or supplemental retirement plans
✓	Use of performance-based compensation to align the interests of our executives and stockholders	✗	No perquisites or other personal benefits to executive officers that are not available to all employees
✓	Minimum Vesting Requirement - one year from the date an award is made	✗	No dividends on unvested equity awards until, and only to the extent that, those awards vest
✓	Double-Trigger Vesting - a “change in control” must also be accompanied by a qualifying termination to trigger acceleration of vesting	✗	No repricing or buyouts of underwater options or SARs
✓	Engage an independent compensation consultant to review and provide recommendations regarding our executive compensation program	✗	No liberal recycling provisions or “evergreen” provisions in equity plans
✓	Stock option exercise prices and stock appreciation right (“SAR”) grant prices at or above the fair market value on the grant date
✓	Robust succession planning for our CEO
✓	Encourage continuing education for directors

ELECTION OF DIRECTORS

(PROPOSAL 1)
The size of our Board is determined by resolution of the Board, subject to the requirements of our Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and Fourth Amended and Restated By-laws (the “By-Laws”). Our Board currently consists of the following six directors: Avram A. Glazer, Wayne Barr, Jr., Kenneth S. Courtis, Warren H. Gfeller, Michael Gorzynski and Shelly C. Lombard, each of whom is nominated for election at the 2022 Annual Meeting.
The Board will continue to evaluate the size of the Board and make adjustments as needed to meet the current and future needs of the Company.
At the recommendation of the Nominating and Governance Committee, our Board has nominated the following six individuals for election as a director at the 2022 Annual Meeting, to hold office until the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and until his or her successor is duly elected and qualified: Avram A. Glazer, Wayne Barr, Jr., Kenneth S. Courtis, Warren H. Gfeller, Michael Gorzynski and Shelly C. Lombard. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
Each nominee is to be elected by a majority of the votes cast by holders of the Common Stock and Preferred Stock, in each case, outstanding and entitled to vote, voting as a single class (with the Preferred Stock voting on an as-converted basis).
If you vote by proxy, the proxy holders will vote your shares in the manner you indicate. If you properly submit a proxy, but do not indicate any voting instructions, the named proxy holders will vote the shares of Company Securities represented thereby for the election as directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors.
Each nominee has consented to be named in this Proxy Statement, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve or for good cause will not serve as a director, it is intended that proxies will be voted for a substitute nominee designated by the Board, or, in the discretion of the Board, the Board may elect to reduce its size.
Pursuant to our By-Laws, written notice by stockholders of qualifying nominations for election to our Board of Directors must have been received by our Corporate Secretary by February 17, 2022. We did not receive any such nominations, and no other nominations for election to our Board may be made by stockholders at the Annual Meeting.

BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the election of Messrs. Glazer, Barr, Courtis, Gfeller and Gorzynski and Ms. Lombard as directors.

BOARD OF DIRECTORS
Information Regarding Directors
Set forth below is certain information with respect to our nominees for election as directors at the 2022 Annual Meeting, all of whom are current directors of the Company. This information has been provided by each director or director nominee at the request of the Company. None of the directors or director nominees is related to any other director or director nominee or to any executive officer of the Company. Each of the director nominees has been nominated by our Board for election at the 2022 Annual Meeting, to hold office until the 2023 Annual Meeting and until his or her successor is duly elected and qualified.
Director Nominees

Name	Age	Independent	Committee Membership	Director Since
Avram A. Glazer	61	Yes	Nominating and Governance Committee (Chair)	2020
Wayne Barr, Jr.	58	No		2014
Kenneth S. Courtis	67	Yes	Audit Committee, Compensation Committee (Chair) and Nominating and Governance Committee	2020
Warren H. Gfeller	69	Yes	Audit Committee and Compensation Committee	2016
Michael Gorzynski	44	No		2020
Shelly C. Lombard	62	Yes	Audit Committee (Chair), Compensation Committee, Nominating and Governance Committee	2020

Avram A. Glazer, Chairman of the Board Age: 61 Director Since: 2020

Mr. Glazer has served as a director, and as Chairman of the Board, of INNOVATE since May 2020. He is also Chairman of the Nominating and Governance Committee. Mr. Glazer is the principal of Lancer Capital LLC (“Lancer Capital”) and currently serves as Executive Co-Chairman and Director of Manchester United Plc (NYSE: MANU). Mr. Glazer served as President and Chief Executive Officer of Zapata Corporation, a U.S. public company, from March 1995 to July 2009 and Chairman of the Board of Zapata Corporation from March 2002 to July 2009. He was also previously Chairman and Chief Executive Officer of both Safety Components International and Omega Protein Corporation and as a member of the board of directors of Specialty Equipment Corporation. Mr. Glazer received a business degree from Washington University in St. Louis in 1982. He received a law degree from American University, Washington College of Law in 1985.

Wayne Barr, Jr. Age: 58 Director Since: 2014

Mr. Barr has served as a director of INNOVATE since January 2014 and as CEO since November 2020. He previously served as Lead Director during March 2020 and as Interim CEO from June 2020 until November 2020 when he was appointed as the Company's permanent President and CEO. During his tenure as a director of INNOVATE, he has also served as Chair and/or as a member of several of the Board committees and as a director and/or officer of certain INNOVATE subsidiaries. Mr. Barr served as the President and CEO of CCUR Holdings, Inc. (OTCQB: CCUR) from March 2019 to June 2020, and served as a member of that company’s board of directors from 2016 to June 2020. Mr. Barr served on the board of directors of Alaska Communications Group, Inc. (NASDAQ: ALSK) from March 2018 until July 2021 when it went private, where he served as chairman of the Compensation and Personnel Committee from June 2019 until June 2020 and on the Nominating and Governance Committee from June 2020 until July 2021. Mr. Barr is the principal of Oakleaf Consulting Group LLC, a management consulting firm focusing on technology and telecommunications companies, which he founded in 2001. Mr. Barr also co-founded and was president from 2003 to 2008 of Capital & Technology Advisors, a management consulting and restructuring firm and served as Managing Director of Alliance Group of NC, LLC, a full service real estate firm providing brokerage, planning and consulting services throughout North Carolina to a wide variety of stakeholders including landowners, developers, builders and investors, from 2013 through September 2018. Mr. Barr has previously served on the boards of directors of several companies, including as a director of Aviat Networks, Inc. (NASDAQ: AVNW) from November 2016 to

November 2018. Mr. Barr received his J.D. degree from Albany Law School of Union University and is admitted to practice law in New York State. He is also a licensed real estate broker in the state of North Carolina.

Kenneth S. Courtis Age: 67 Director Since: 2020
Mr. Courtis has served as a director of INNOVATE since May 2020 and is Chairman of the Compensation Committee and a member of the Audit and Nominating and Governance Committees, and has served as a director of DBM Global, Inc., a majority owned subsidiary of INNOVATE, since June 2020. Mr. Courtis has also served as a director of Alpha Metallurgical Resources, Inc. (NYSE: AMR) since February 2021. Mr. Courtis is a financial executive with more than 31 years of banking, investment management and board service experience. Since January 2009, Mr. Courtis has served as the Chairman of Starfort Investment Holdings. Previously, he served as Vice Chairman and Managing Director of Goldman Sachs from November 1998 to April 2009, as Chief Economist and Investment Strategist of Deutsche Bank Asia from September 1986 to October 1998. He received an undergraduate degree from Glendon College in Toronto and an MA in international relations from Sussex University in the United Kingdom. He earned an MBA at the European Institute of Business Administration and received a Doctorate with honors and high distinction from l’Institut d’etudes politiques, Paris.

Warren H. Gfeller Age: 69 Director Since: 2016
Mr. Gfeller has served as a director of INNOVATE since June 2016, as interim non-executive Chairman of the Board from April 1, 2020 through May 13, 2020 and is a member of the Audit, Compensation and Nominating and Governance Committees. He also served as a director of Global Marine Holdings, LLC, a majority owned subsidiary of INNOVATE from June 2018 through March 2020. He has been a member of the board of directors of Crestwood Equities Partners LP (NYSE: CEQP) since 2013, where he serves as Lead Director and Chairman of the Nominating and Governance Committee, and where he has previously served as Chairman of the Compensation Committee and as a member of the Finance Committee. Mr. Gfeller has been a member of the board of directors of Gardner Bancshares, Inc. since 1992, where he serves as Chairman of the Strategic Planning Committee, Chairman of the Governance Committee, and a member of the Audit Committee. He has served as the Commissioner of the Kansas Department of Wildlife and Parks since 2019 and was appointed by the U.S. Secretary of Agriculture to the U.S. Agricultural Trade Advisory Committee (ATAC) for a four-year term beginning January 2021. He served as Lead Director and as a member of the Compensation Committee of Crestwood Midstream Partners LP from 2013 until its merger with Crestwood Equities Partners LP in November 2015. Mr. Gfeller served as Lead Director and Chairman of the Audit Committee of Inergy Holdings, L.P. from 2001 to 2013, Inergy Midstream Partners from 2011 to 2013 and Inergy Holdings GP LLC from 2005 to 2011. Mr. Gfeller served as Lead Director, Chairman of the Audit Committee and as a member of the Compensation Committee of Zapata Corporation from 1997 to 2009, and as Chairman of the Board and a member of the Audit Committee of Duckwall-Alco Stores, Inc. from 2003 to 2009. Mr. Gfeller also served as a director of Houlihan’s Restaurant Group from 1993 to 1998 and as a director of Synergy Gas, Inc. from 1992 to 1995. He also served as President and Chief Executive Officer from 1986 to 1991, and as a Director from 1987 to 1991, of Ferrellgas, Inc. (now Ferrellgas Partners LP (NYSE: FGP)) (“Ferrellgas”), a retail and wholesale marketer of propane and other natural gas liquids. Mr. Gfeller began his career with Ferrellgas in 1983, as an executive vice president and financial officer. Prior to joining Ferrellgas, Mr. Gfeller was the Chief Financial Officer of Energy Sources, Inc. from 1978 to 1983 and a Certified Public Accountant at Arthur Young & Co. from 1974 to 1978. Mr. Gfeller received a Bachelor of Arts degree from Kansas State University.

Michael Gorzynski Age: 44 Director Since: 2020
Mr. Gorzynski has served as a director of INNOVATE since May 2020. Mr. Gorzynski has been the Managing Member of MG Capital Management Ltd. (“MG Capital”), an investment firm focused on complex value-oriented investments since July 2011 and as the Chief Executive Officer of Continental General Holdings LLC since July 2021. Mr. Gorzynski served as Chairman of the Board of Continental General Insurance Company, an indirectly held wholly-owned subsidiary of the Company (“CGIC”), and as Executive Chairman and President of CGIC’s affiliates Continental Insurance Group Ltd. and Continental LTC Inc. (n/k/a Continental General Management, LLC) from September 2020 until the sale of CGIC in July 2021 to Continental General Holdings LLC, an affiliate of MG Capital. Mr. Gorzynski also served on the board of directors of Beyond6, Inc., a majority-owned subsidiary of the Company from June 2020 until it was sold in January 2021. Previously, Mr. Gorzynski invested in special situations globally at Third Point LLC, a large asset management firm, where he focused on macro, event-driven, distressed, and private investments across the capital structure. Mr. Gorzynski is an expert in restructurings and in the insurance and banking industries, having participated in multiple large-scale bank and insurance company restructurings. He began his career at Credit Suisse First Boston in the technology investment banking group and at Spectrum Equity Investors a private equity fund in Boston. Mr. Gorzynski earned a B.A. from the University of California, Berkeley, and received an MBA from Harvard Business School.

Shelly C. Lombard Age: 62 Director Since: 2020

Ms. Lombard has served as a director of INNOVATE since May 2020 and is Chair of the Audit Committee and a member of the Compensation and the Nominating and Governance Committees. Ms. Lombard also served on the board of directors of Beyond6, Inc., a majority-owned subsidiary of the Company from August 2020 until it was sold in January 2021. Ms. Lombard is currently an independent consultant. Ms. Lombard has served as a member of the board of directors of Bed Bath & Beyond Inc. (NASDAQ: BBBY) since March 2022, and has also served as a member of the board of directors and Chair of the Audit Committees of Spartacus Acquisition Corp (NASDAQ: TMTS) since October 2020, and served as a member of the board of directors and a member of the Audit Committee of Alaska Communications (NASDAQ: ALSK), from June 2020 to July 2021 when it went private. From 2011 to 2014, she was the Director of High Yield and Special Situation Research for Britton Hill Capital, a broker dealer specializing in high yield bank debt and bonds and value equities. From 2003 to 2010, Ms. Lombard was a high yield bond analyst covering the automotive and media industries at Gimme Credit, a subscription bond research firm. From 1992 to 2001, Ms. Lombard analyzed, managed, and was involved in the restructurings of proprietary investments for ING, Chase Manhattan Bank, Barclays Bank and Credit Lyonnais. Ms. Lombard began her career at Citibank in the leveraged finance group. As an independent financial analyst and financial trainer, she reviews investment ideas and provides training for new hires at Wall Street banks. Ms. Lombard has an MBA. in finance from Columbia University.
Analysis of Our Directors in Light of Our Business
We are a diversified holding company with three reportable operating segments based on management’s organization of the enterprise: Infrastructure, Life Sciences and Spectrum, plus our Other segment, which includes businesses that do not meet the separately reportable segment thresholds. We believe our Infrastructure, Life Sciences and Spectrum segments are well positioned to take advantage of current trends in today’s economy and that there is opportunity to build value organically and inorganically in these three segments. We will consider opportunities outside of these businesses in the longer term to acquire and invest in businesses with attractive assets that we consider to be undervalued or fairly valued.
Our Board has considered the experience, qualifications, attributes and skills of its members in light of our business and structure. In addition, our Board has considered, among other things, (i) the risks and uncertainties associated with, and resulting from, the COVID-19 pandemic and (ii) the importance of Board continuity, Board experience and stability in light of the circumstances. In particular, with respect to each of our current directors, the Board considered:
•Mr. Glazer’s significant holding company and operational expertise, track record of leading a public company and creating stockholder value, as well as his service and leadership on multiple boards of directors of both public and private companies.
•Mr. Barr’s experience as our CEO and as a director in the telecommunications and technology industries, including his knowledge regarding management consulting matters.
•Mr. Courtis’ experience in global investment banking and investment management, in addition to his long history of board service.
•Mr. Gfeller’s experience in the energy industry and prior experience in various executive positions, as well as his service on the boards of directors of publicly traded companies, coupled with his extensive financial and accounting training and practice.

•Mr. Gorzynski’s experience in global private investment analysis, particularly his expertise in the insurance industry and restructurings.
•Ms. Lombard’s considerable financial and investment experience, particularly her expertise related to credit and mergers and acquisitions.
Director Independence
Our Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “VATE.” Under the corporate governance listing standards of the NYSE, at least a majority of the Company’s directors, and all of the members of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee, must meet the test of “independence” as defined under the listing standards of the NYSE. The NYSE listing standards provide that to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have also adopted director independence standards included in our Guidelines (as defined in the section entitled “Corporate Governance Guidelines” beginning on page 15 of this Proxy Statement), which our Board uses to determine if a particular director is independent.
In addition to the independence standards discussed above, members of the Audit Committee must satisfy enhanced independence requirements established by the SEC and the NYSE for audit committee members. Specifically, members of the Audit Committee may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation and they may not be an affiliated person of the Company or any of its subsidiaries.
Finally, in affirmatively determining the independence of any director who will serve on the Compensation Committee, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee, including (1) the sources of compensation of the director, including any consulting, advisory or other compensatory fee paid by the Company to such director; and (2) whether the director is affiliated with the Company, its subsidiaries or its affiliates.
In April 2022, the Board undertook a review of director independence. During this review, the Board considered, among other things, relationships and transactions during the past three years between each director or any member of his or her immediate family, on the one hand, and the Company and its subsidiaries and affiliates, on the other hand. The purpose of the review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent as defined under the NYSE listing standards and our Guidelines, as well as the additional independence requirements applicable to Audit Committee and Compensation Committee members. Based on the review, our Board has affirmatively determined that Messrs. Glazer, Courtis, Gfeller and Ms. Lombard are independent directors under NYSE listing standards and our Guidelines and Messrs. Glazer, Courtis, Gfeller and Ms. Lombard are independent for purposes of serving on the Audit Committee, Compensation Committee and Nominating and Governance Committee, as applicable.
Board Committees
Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, each of which is composed entirely of independent directors as defined under the rules, regulations and listing qualifications of the NYSE. From time to time, our Board may also create additional committees for special purposes.

The table below provides membership information for each of the standing Board committees as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Avram A. Glazer+			C
Kenneth S. Courtis*	✓	C	✓
Warren H. Gfeller*	✓	✓
Shelly C. Lombard*	C	✓	✓
Number of Meetings Held During 2021	8	4	2

+	Chairman of the Board
*	Audit Committee financial expert
C	Committee Chair
Audit Committee and Audit Committee Financial Expert
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During the year ended December 31, 2021, the Audit Committee held eight (8) meetings. The Audit Committee currently consists of Shelly Lombard (Chair), Kenneth S. Courtis and Warren H. Gfeller, each of whom is an independent director. Our Board has determined that each of Messrs. Courtis and Gfeller and Ms. Lombard qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The Board has considered the qualifications of the current members of the Audit Committee and has determined that they possess the skills necessary to review and analyze the Company’s financial statements and processes and to fulfill their other duties in accordance with the terms of the Audit Committee Charter.
The Audit Committee is responsible, among its other duties, for appointing, compensating and overseeing the Company’s independent registered public accounting firm, pre-approving all audit and non-audit services by the independent registered public accounting firm, reviewing the scope of the audit plan and the results of each audit with management and the independent registered public accounting firm, reviewing the Company’s internal audit function, reviewing the adequacy of the Company’s system of internal accounting controls and disclosure controls and procedures, reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC, and exercising oversight with respect to the Company’s code of conduct (the “Code of Conduct”) and other policies and procedures regarding adherence with legal requirements. The Audit Committee’s duties are set forth in the Audit Committee Charter. A copy of the Audit Committee Charter is available under the “Investor Relations - Governance - Governance Documents” section of our website at www.innovatecorp.com.
Compensation Committee
During the year ended December 31, 2021, the Compensation Committee held four (4) meetings. The Compensation Committee currently consists of Kenneth S. Courtis (Chairman), Warren H. Gfeller and Shelly C. Lombard, each of whom is independent and a “non-employee director” as defined by Rule 16b-3 under the Exchange Act.
The Compensation Committee is primarily responsible for establishing and periodically reviewing the compensation of our CEO and our other executive officers and recommending for Board approval the compensation for our non-employee directors. The Compensation Committee is also responsible for administering our equity compensation plans, which includes the authority to decide compensation matters pertaining to the Second Amended and Restated 2014 Omnibus Equity Award Plan (the “Second Amended 2014 Plan”), including the approval of equity instruments under the Second Amended 2014 Plan as well as administering and approving the Company’s annual incentive plan, if any. The CEO recommends to the Compensation Committee the compensation for our executive officers other than the CEO. The Compensation Committee is responsible for reviewing and assessing whether the Company’s compensation program encourages excessive risk and determines whether it is competitive in the marketplace. The Delaware General Corporation Law (the “DGCL”) generally permits the Compensation Committee to delegate its authority and responsibilities to subcommittees consisting of one or more members of such committee. A copy of the Compensation Committee Charter is available under the “Investor Relations - Governance - Governance Documents” section of our website at www.innovatecorp.com.

In addition, the Compensation Committee has the sole authority to hire, and to dismiss, a compensation consultant.
Nominating and Governance Committee
During the year ended December 31, 2021, the Nominating and Governance Committee held two (2) meetings. The Nominating and Governance Committee currently consists of Avram A. Glazer (Chairman), Kenneth S. Courtis and Shelly C. Lombard.
The Nominating and Governance Committee is responsible for (i) identifying, reviewing and evaluating candidates to serve as directors of the Company, (ii) serving as a focal point for communication between such candidates, non-committee directors and the Company’s senior management, (iii) recommending such candidates to the Board and (iv) making such other recommendations to the Board regarding the governance affairs relating to the directors of the Company (excluding director compensation, which is the responsibility of the Compensation Committee) and advising the Board with respect to Board composition, procedures and committees. The Nominating and Governance Committee’s duties are set forth in the Nominating and Governance Committee Charter. A copy of the Nominating and Governance Committee Charter is available under the “Investor Relations - Governance - Governance Documents” section of our website at www.innovatecorp.com.
Corporate Governance Guidelines
The Board has approved, following recommendation by the Nominating and Governance Committee, Corporate Governance Guidelines (the “Guidelines”), which address director qualifications and independence standards, responsibilities of the Board, access to management and independent advisors, certain Board compensation matters, procedures for review of related party transactions, Board orientation and continuing education, Board committees, succession planning, communications with stockholders and the media, and certain matters with respect to our Code of Conduct. A copy of the Guidelines is available under the “Investor Relations - Governance - Governance Documents” section of our website at www.innovatecorp.com.
Director Nomination Process
The Nominating and Governance Committee has the primary responsibility for identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board. The Nominating and Governance Committee considers the following factors set forth in the Nominating and Governance Committee Charter in selecting candidates for Board service: experience, skills, expertise, diversity (“Diversity Considerations”), personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and other relevant factors deemed appropriate in the context of the needs of the Board. In evaluating Diversity Considerations, the Nominating and Governance Committee utilizes an expansive definition of diversity that includes differences of experience, education and talents, among other things. While the Nominating and Governance Committee does not have a formal diversity policy, it seeks to achieve a range of talents, skills and expertise on the Board and evaluates each nominee with regard to the extent to which he or she contributes to this overall mix.
The Nominating and Governance Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors and stockholders, members of management, the Company’s advisors and executive search firms. The Nominating and Governance Committee will consider director candidates recommended by stockholders, in accordance with the procedures described below, and will evaluate such director candidates in the same manner that it evaluates candidates recommended by other sources. For those potential new director candidates who appear upon first consideration to meet the Board’s selection criteria, the Nominating and Governance Committee will conduct appropriate inquiries into their background and qualifications and, depending on the result of such inquiries, arrange for in-person meetings with the potential candidates. Directors are obligated to complete orientation training concerning the Company and to comply with limitations on outside activities that directors may engage in without Board approval.
Stockholders may submit written recommendations of director candidates by submitting such recommendation, including the candidate’s name and contact information and a statement of the candidate’s background and qualifications, to INNOVATE Corp., 295 Madison Avenue, 12th Floor, New York, NY 10017, Attention: Corporate Secretary. Communications by email should be addressed to corpsec@innovatecorp.com and marked “Attention: Corporate Secretary” in the “Subject” field.

The Nominating and Governance Committee is responsible for reviewing and making a recommendation to the Board regarding the continued service of the Company’s directors, (i) based upon service to the Company during a director’s term, attendance, participation, quality of performance and actual or potential conflicts of interest and (ii) in the event an employee director’s employment with the Company is terminated for any reason or a non-employee director changes his/her primary job responsibility since the time such director was most recently elected to the Board. The Guidelines provide that members of the Company’s management serving on the Board who cease to serve as a member of the Company’s management shall offer his or her resignation from the Board effective on the last date of employment; while the Board need not accept such offer of resignation, in general a member of the Company’s management shall not continue to serve as a member of the Board following such cessation of employment. The Guidelines also provide that members of the Board will offer to resign from the Board upon the occurrence of certain specified sanctions, charges or admissions of fault or liability, subject to the Board’s refusal to accept such resignations in certain circumstances.
The Nominating and Governance Committee Charter and the Guidelines are intended to provide a flexible set of criteria for the effective functioning of the Company’s director nomination process. The Nominating and Governance Committee intends to review its Charter and the Guidelines at least annually and anticipates that modifications may be necessary from time to time as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating and Governance Committee may recommend to the Board for approval amendments to the Nominating and Governance Committee Charter and Guidelines at any time.
Stockholder and Other Interested Party Communications with the Board and/or Non-Employee Directors
The Board welcomes communications from the Company’s stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may send written communications to the Board or the non-employee directors by writing to the Board or the non-employee directors at the following applicable address: Board/Non-Employee Directors, INNOVATE Corp., 295 Madison Avenue, 12th Floor, New York, NY 10017, Attention: Corporate Secretary. Communications by email should be addressed to corpsec@innovatecorp.com and marked “Attention: Corporate Secretary” in the “Subject” field. The Corporate Secretary will review and forward all communications from stockholders or other interested parties to the intended recipient.
Meeting Attendance
During the year ended December 31, 2021, our Board held 11 meetings. During 2021, each of our directors attended more than 75% of the aggregate number of meetings of our Board held during the period in which he or she was a director and the committees on which he or she served during the periods they served. Directors are expected, absent schedule conflicts, to attend our Annual Meeting of Stockholders each year. All our then-serving directors and director nominees attended the 2021 Annual Meeting of Stockholders.
Code of Conduct
We have adopted a Code of Conduct applicable to all directors, officers and employees, including the CEO, senior financial officers and other persons performing similar functions. The Code of Conduct is a statement of business practices and principles of behavior that support our commitment to conducting business in accordance with the highest standards of business conduct and ethics. Our Code of Conduct covers, among other things, compliance resources, conflicts of interest, compliance with laws, rules and regulations, internal reporting of violations and accountability for adherence to the Code of Conduct. A copy of the Code of Conduct is available under the “Investor Relations - Governance - Governance Documents” section of our website at www.innovatecorp.com. Any amendment of the Code of Conduct or any waiver of its provisions for a director or executive officer must be approved by the Board or a duly authorized committee thereof. We intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Conduct.
Board Leadership Structure
The Company’s leadership structure currently consists of separate roles for Chairman of the Board and CEO of the Company. At this time, the Board believes that it is in the best interests of the Company and its stockholders to have separate roles for Chairman of the Board and CEO of the Company, allowing Mr. Barr to concentrate his efforts on leading the Company to execute on its strategy, and enabling the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice, expertise and active oversight of management. The Board believes that having separate positions and having an independent director serve as Chairman of the Board is the appropriate leadership structure for our Company at this time and demonstrates our commitment to good corporate governance.
The Guidelines provide that the Chairman shall be elected annually by the Board and that in the event the Chairman is not an “independent” director, the Board shall select another director to serve as “Lead Independent Director” from among the members of the Board that are determined at that time by the Board to be “independent.” The Chairman may be removed as Chairman at any time by a majority of the members of the Board.
With separate roles for Chairman of the Board and CEO of the Company, our governance structure provides a form of leadership that allows the Board to function distinct from management, capable of objective judgment regarding management’s performance and enables the Board to fulfill its duties effectively and efficiently.
The Chairman of the Board’s duties include:
•presiding over all meetings and strategy sessions of the Board;
•collaborating with the CEO and preparing the agenda for Board meetings with the Corporate Secretary and in consultation with the other members of the Board;
•ensuring information flows openly between senior management and the Board; and
•presiding over all meetings of stockholders.
The Chairman of the Board is also responsible for:
•convening and presiding over executive sessions of the independent directors;
•setting the agenda of and leading meetings of the independent directors;
•briefing the CEO regarding issues arising during executive sessions, as necessary;
•consultations with the independent directors and the committee chairpersons; and
•facilitating Board communication among the independent directors outside of Board meetings.
Board Role in Risk Oversight

The Board supervises and has control over the Company’s governance and compliance processes and procedures. As part of this role, the Board has overall responsibility for risk supervision, with a focus on material risks facing the Company. The Board primarily discharges its risk supervision responsibilities through its Audit Committee and Compensation Committee functions, each of which reports its activities to the Board. The risk supervision responsibilities of the Board’s committees include the following:

•Audit Committee. The Audit Committee is responsible for the supervision of risk policies and processes relating to the Company’s financial statements and financial reporting processes. This Committee reviews the Company’s risk management procedures and policies and discusses with management the Company’s material operating and financial risk exposures and the manner in which such exposures are managed. The Audit Committee also discusses these potential risks with the Company’s outside independent registered public accounting firm responsible for auditing the Company’s books, records and financial statements.

•Compensation Committee. The Compensation Committee is responsible for evaluating potential compensation-related risks and supervising management’s assessment of risks related to employee compensation policies and programs.

The Company’s CEO and other members of the Company’s senior management team primarily design, implement, execute and monitor INNOVATE’s risk management policies and procedures. The Audit Committee meets with our senior management team periodically to review INNOVATE’s risk management practices. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Director Education
The Board believes that the stockholders of the Company are best served by a board of directors comprised of individuals who are well versed in modern principles of corporate governance and other subjects relevant to board service. All members of the Board are encouraged to attend any director education programs they deem appropriate to stay informed about developments in corporate governance and the industries in which the Company participates. The Company reimburses directors for the reasonable costs of attending director education programs.
Anti-Pledging and Anti-Hedging Policies
Our insider trading policy prohibits pledging, subject to certain exceptions as set forth therein. Under the policy, directors and employees of the Company or its subsidiaries and controlled affiliates and family members living in their households (“Covered Persons”) are not permitted to pledge securities of the Company (“Company Securities”) to secure loans, nor are they permitted to purchase securities of the Company on margin (other than in a cashless exercise of stock options). An exception to this prohibition may be granted by the Chief Legal Officer where a Covered Person wishes to pledge Company Securities as collateral to secure loans or purchase Company Securities on margin where, among other factors, the Covered Person clearly demonstrates the financial capacity and liquidity to repay the loan without resort to the pledged securities; provided that Covered Persons may only pledge Company Securities if (i) such securities represent less than 25% of the Company Securities held by such employee (excluding any unvested equity awards); (ii) such Company Securities represent less than 5% of the outstanding capital stock of the Company; and (iii) a request for approval of the Chief Legal Officer is submitted at least two weeks prior to execution (unless the Chief Legal Officer waives or shortens such notice requirement) and approval is granted. If an individual that was not previously a Covered Person (x) holds Company Securities in a margin account or is pledging Company Securities as a collateral of a loan and (y) becomes a Covered Person, such Covered Person shall promptly request approval from the Chief Legal Officer, and such approval shall be provided if such arrangement was already in place before the individual initially became a Covered Person and, as reasonably determined by the Chief Legal Officer, the aggregate amount of such Company Securities in the margin account and/or pledged is not material.
Covered Persons are also not permitted to purchase financial instruments that are designed to hedge or offset any decrease in the market value of Covered Securities or otherwise engage in any other type of transaction involving Covered Securities that would have similar economic consequences.
Compensation of Directors
Annual Cash Compensation. The Company’s non-employee directors were paid cash fees on a quarterly basis in arrears, as follows: (i) $52,500 annual fee for each non-employee director; (ii) $23,625 annual fee for the Lead Independent Director or Non-Executive Chairman; (iii) $18,750 annual fee for the Chair of the Audit Committee; (iv) $12,000 annual fee for the Chair of the Compensation Committee; (v) $9,000 annual fee for the Chair of the Nominating and Governance Committee; (vi) $9,375 annual fee for each member of the Audit Committee other than the Chair; (vii) $6,000 annual fee for each member of the Compensation Committee other than the Chair; and (viii) $4,500 annual fee for each member of the Nominating and Governance Committee other than the Chair. Each of these amounts is prorated for non-employee directors who are elected or appointed during the year.
The Company also reimburses non-employee directors for their out-of-pocket expenses incurred in connection with their service on the Board. Employees of the Company, such as our named executive officers, who also serve as directors do not receive separate compensation for service on the Board.
Annual Equity Compensation.
Unless otherwise provided by the Compensation Committee, following each annual meeting of stockholders during the term of the Second Amended 2014 Plan and for so long as equity is available to issue under such plan or a successor plan, each non-employee director is granted restricted stock awards (“RSAs”). The award of RSAs had a grant date fair market value of $90,000. In accordance with this policy, on June 17, 2021, the Compensation Committee awarded each of Messrs. Glazer, Courtis and Gorzynski and Ms. Lombard shares of restricted stock equal to $90,000 for the 2021-2022 year for a total of 22,526 shares, all of which will vest 100% on the earlier of (i) June 17, 2022 and (ii) the first regular annual meeting of the Company's stockholders that occurs following the date of the grant (subject to continued service as a non-employee director through such vesting date).
Indemnification Agreements with Directors and Executive Officers
The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.
Non-Employee Director Compensation Table
The following table provides compensation information for the year ended December 31, 2021 for each non-employee director who served during any part of 2021:

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Avram A. Glazer	85,125	89,998	—		175,123
Kenneth S. Courtis	78,375	89,998	80,000	(2)	248,373
Warren H. Gfeller	72,875	89,998	—		162,873
Michael Gorzynski	52,500	89,998	—		142,498
Shelly C. Lombard	86,750	89,998	—		176,748
(1)    These amounts represent the aggregate grant date fair value of RSAs granted in 2021 computed in accordance with FASB ASC Topic 718 (“ASC 718”). A discussion of the assumptions used in determining grant date fair value may be found in Note 19 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. Each non-employee director received a grant of RSAs on June 17, 2021. The grant date fair value for each award of RSAs was based on the closing price of INNOVATE Common Stock of $3.99 on June 17, 2021.
(2)    This amount represents fees paid to Mr. Courtis by DBM Global, Inc., a majority-owned subsidiary of the Company (“DBMG”), for his service on the DBMG Board of Directors in 2021.

EXECUTIVE OFFICERS
Executive officers are appointed by and serve at the discretion of the Board. Set forth below is information regarding our executive officers as of April 22, 2022.

Name	Age	Position
Wayne Barr, Jr.	58	President and Chief Executive Officer
Michael J. Sena	49	Chief Financial Officer
Joseph A. Ferraro	44	Chief Legal Officer & Corporate Secretary
Suzi Raftery Herbst	46	Chief Operating Officer

Wayne Barr, Jr. Mr. Barr’s biography can be found under “Board of Directors-Information Regarding Directors.”
Michael J. Sena has been INNOVATE’s Chief Financial Officer since June 2015 and is a director and/or officer of several of the Company’s subsidiaries. Prior to joining the Company, Mr. Sena was the Senior Vice President and Chief Accounting Officer of HRG Group Inc. (“HRG") from October 2014 to June 2015, and had previously served as the Vice President and Chief Accounting Officer, from November 2012 to October 2014. Mr. Sena was also the Vice President and Chief Accounting Officer of Zap.com, a subsidiary of HRG, from November 2012 to June 2015, and served as a director of Zap.com from December 2014 until June 2015. From January 2009 until November 2012, Mr. Sena held various accounting and financial reporting positions with Reader’s Digest Association, Inc., last serving as Vice President and North American Controller. Before joining Reader’s Digest Association, Inc., Mr. Sena served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009. Prior to that, Mr. Sena held various positions with PricewaterhouseCoopers, LLP. Mr. Sena is a Certified Public Accountant and holds a B.S. in Accounting from Syracuse University.

Joseph A. Ferraro has been Chief Legal Officer and Corporate Secretary of INNOVATE since September 2017 and is an officer of several of the Company’s subsidiaries. Mr. Ferraro brings to INNOVATE over 19 years of extensive experience building and managing legal and compliance departments for permanent capital vehicles (including registered investment companies, such as business development companies (“BDCs”) and closed-end funds), registered investment advisers, private equity funds and other pooled investment vehicles. He is responsible for all legal matters at INNOVATE, encompassing mergers and acquisitions, securities, commercial, employment, corporate governance, regulatory and other activities. Prior to joining INNOVATE, for nearly nine years Mr. Ferraro was the General Counsel of Prospect Administration LLC, the administrator for Prospect Capital Corporation (NASDAQ: PSEC, together with its affiliates, “Prospect”), a BDC. Mr. Ferraro also served as Assistant Secretary of PSEC and Deputy Chief Compliance Officer of Prospect Capital Management, L.P., and advised multiple Prospect-affiliated registered investment companies, registered investment advisers and funds. At Prospect, Mr. Ferraro was responsible for legal matters across all Prospect entities and investment funds. Together with other industry general counsel, Mr. Ferraro also promoted, and provided Congressional testimony in support of, legislation to modernize the BDC provisions of the Investment Company Act of 1940, which became law in March 2018. Before joining Prospect, Mr. Ferraro was a corporate associate at the law firms of Boies, Schiller & Flexner LLP and Sullivan & Cromwell LLP. Mr. Ferraro graduated cum laude from Princeton University with an A.B. from The Princeton School of Public and International Affairs, and graduated with honors from The Law School at The University of Chicago, where he served on the University of Chicago Law Review as a Staff Member and Managing Editor.

Suzi Raftery Herbst has been Chief Operating Officer of INNOVATE since February 2022 and served as Chief Administrative Officer from March 2015 through February 2022. Ms. Herbst also serves as a director on several of the Company's subsidiary boards. Ms. Herbst has over 22 years of diverse human resources, recruiting, equity and foreign exchange sales experience. Prior to joining INNOVATE, Ms. Herbst was the Senior Vice President and Director of Human Resources of Harbinger Capital and HRG from March 2010 through March 2015. Before joining Harbinger Capital and HRG, Ms. Herbst was the Head of Recruiting at Knight Capital Group. Prior to Knight, Ms. Herbst held various positions in the Human Resources and Foreign Exchange Sales departments at Cantor Fitzgerald. Ms. Herbst started her career in the Equity Sales department at Merrill Lynch. Ms. Herbst also served on the Board of Trustees of Cheshire Academy from September 2013 through September 2015. Ms. Herbst earned a Bachelor of Arts degree in Communications and Studio Art from Marist College.

EXECUTIVE COMPENSATION
Overview of Executive Compensation
Our compensation program for our named executive officers is designed to recognize the level of responsibility of each executive within the Company, taking into account the executive’s role and expected leadership within the Company, as well as to encourage decisions and actions that have a positive impact on our overall performance. The tables below set forth certain information regarding compensation paid or accrued for 2021 and 2020 to our CEO, Mr. Barr, and each of our two most highly compensated executive officers who were serving as executive officers at the end of 2021, Mr. Sena, our Chief Financial Officer and Mr. Ferraro, our Chief Legal Officer. We refer to these persons as our “named executive officers”.
Following the end of each fiscal year, the Compensation Committee reviews the Company’s performance and the performance of each named executive officer. Based on this review, the Compensation Committee discusses, assesses, and approves any potential base salary increases related to the current fiscal year, awards annual incentive bonuses with respect to the prior fiscal year, and authorizes equity award grants. In connection with its review process, the Compensation Committee reviews reports on executive compensation trends issued by respected publications, and compiles compensation information through proxy statements, compensation-related public disclosures, industry trade journals and other sources. Recognizing that there is no one listed company that has a diverse group of businesses and geographic reach that would be comparable to the Company, the Compensation Committee conducts its compensation analysis by reviewing the compensation practices of companies with similar lines of operating business. The Compensation Committee also considers compensation practices at various investment banking institutions and private equity funds, as it believes the skill sets of its executives overlap with those required by those institutions. The Compensation Committee does not target any particular percentile or comparative level of compensation for executive officers.
Typically, our CEO makes compensation recommendations to the Compensation Committee with respect to compensation of the named executive officers other than himself. With respect to our CEO, the Compensation Committee makes its decisions absent the input of the CEO.
We are a “smaller reporting company” as that term is defined in Rule 12b-2 promulgated under the Exchange Act and are taking advantage of our ability to provide certain less comprehensive disclosures in our SEC filings, including reduced executive compensation disclosures.
Summary Compensation Information
2021 Summary Compensation Table
The following table sets forth, for the fiscal years ended December 31, 2021 and 2020, the total compensation paid or accrued to our named executive officers as determined in accordance with SEC disclosure rules.
In the case of equity awards granted to our named executive officers, the SEC disclosure rules require that the “Summary Compensation Table” include the aggregate accounting grant date fair value of equity awards granted during the applicable fiscal year. While these amounts represent the grant date accounting value of the awards, they do not represent amounts actually paid to the named executive officer in the applicable year or that may be paid in the future.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
Wayne Barr, Jr. President and Chief Executive Officer	2021	480,000	—	375,000	—	520,000	0	1,375,000
	2020	198,000	180,000	89,999	—	195,000	46,706	709,705

Michael J. Sena Chief Financial Officer	2021	440,000	—	262,500	—	513,333	6,000	1,221,833
	2020	300,000	—	575,354	105,514	262,500	6,000	1,249,368

Joseph A. Ferraro Chief Legal Officer and Corporate Secretary	2021	425,000	—	247,500	—	460,417	6,000	1,138,917
	2020	300,000	—	575,354	105,514	247,500	6,000	1,234,368

(1)    The amounts in this column represent cash bonuses granted to our named executive officers as sign-on bonuses or minimum bonuses required to be paid pursuant to employment agreements.

(2)    These amounts represent the aggregate grant date fair value of RSAs and/or restricted stock units (“RSUs”) granted in 2021 and 2020, as applicable, computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 18 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. Messrs. Sena and Ferraro were promised certain equity awards in 2019 in the form of RSUs in respect of the 2018 performance period. An accounting charge was not taken for those awards in 2019 because the vesting of the equity awards was subject to shareholder approval of a sufficient number of shares under the Second Amended 2014 Plan sufficient to satisfy the settlement of such equity awards. The Board authorized the removal of this approval requirement on July 16, 2020 and amounts reflecting these awards are reflected as 2021 grants in the table.

(3)    The amounts in this column represent the aggregate grant date fair value of stock option awards granted in 2021 and 2020, as applicable, computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 18 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. Messrs. Sena and Ferraro were promised certain equity awards in 2019 in the form of stock options in respect of the 2018 performance period. An accounting charge for those awards was not taken in 2019 because the exercisability of those awards was subject to shareholder approval of a sufficient number of shares under the Second Amended 2014 Plan sufficient to satisfy the exercise of the awards. The board authorized the removal of this approval requirement on July 16, 2020 and amounts reflecting these awards are reflected as 2021 grants in the table

(4)    The amounts in this column represent annual cash incentive payments under our bonus plan. Amounts reported for each year are based on performance in such year, even if paid subsequent to year-end. See “Narrative Disclosure to Summary Compensation Table” below for a description of the bonus plan, which provides for the payment of amounts earned with respect to the 2021 performance period in a mix of cash and equity. See page 26 for an explanation of the method by which the Cash payments in this column are calculated and paid.

(5)    Unless otherwise indicated, the amounts in this column represent matching contributions made by the Company to the Company’s 401(k) plan on behalf of each of the named executive officers who participated in such plan.

Narrative Disclosure to Summary Compensation Table
For fiscal year 2021, our executive compensation program for our named executive officers targeted the following core elements: (i) an annual base salary and (ii) an annual bonus based on the achievement of Company performance measures and each executive’s individual contributions to such achievement and the achievement of certain individual performance metrics, 50% payable in cash and 50% in equity, payable over a three-year period, one-third on each of the first, second and third anniversary of the date of grant, subject to the executive’s continued employment with the Company. This total mix of payments allows us to provide compensation that directly addresses our compensation goals of talent retention, alignment of executive and stockholder interests and linking pay with performance. In fiscal year 2021, the Compensation Committee approved an increase in base salary for each of the non-CEO named executive officers, as reflected above. We also provide our named executive officers with additional benefits, including participation in a 401(k) plan. Individual performance of our named executive officers is reviewed on an annual basis during the Compensation Committee’s annual evaluation process, which is designed to ensure consistent global Company results, hold our named executive officers accountable for results and set expectations for future results. The Compensation Committee also from time to time may grant special cash bonuses, sign-on bonuses, cash retention bonuses or incentive equity awards to named executive officers to recognize particularly strong achievement or for specific recruitment or retention purposes.
2021 Executive Incentive Program
The incentive compensation program rewards our named executive officers for achieving our key business goals and objectives and is intended to further enhance the alignment between them and our stockholders.
The 2021 annual incentive program for our Chief Executive Officer, Chief Financial Officer and Chief Legal Officer (the “2021 Plan”) was tied to the achievement of corporate and individual performance goals. The target bonus opportunity for each named executive officer was as follows:

Title	Cash	Equity
Chief Executive Officer	$240,000	$480,000
Chief Financial Officer	$220,000	$440,000
Chief Legal Officer	$212,500	$425,000

The Board adopted the INNOVATE Corp. Omnibus Equity Award Plan (the “2014 Omnibus Plan”) on April 11, 2014 and, subject to stockholder approval on June 13, 2018, subsequently adopted the Amended and Restated 2014 Omnibus Equity Award Plan (the “Amended 2014 Plan”, and, together with the 2014 Omnibus Plan, the “Prior Plans”). The Compensation Committee administers the Prior Plans and the Second Amended 2014 Plan and has broad authority to administer, construe and interpret the plans. The Second Amended 2014 Plan provides for the grant of awards of non-qualified stock options, incentive stock options, SARs, RSA, RSUs and other stock based awards, performance compensation awards (including cash bonus awards) or any of the foregoing.
We believe that this mix of equity awards and cash will further incentivize our officers to achieve our long-term objectives while preserving our cash position.
The structure and applicable performance goals of our executive incentive program will be reevaluated on an annual basis by the Compensation Committee as our business model evolves to ensure that we continue to provide incentive compensation that is subject to the achievement of our key business goals and objectives.
Based on an assessment of the pre-established performance goals under the 2021 Plan in respect of fiscal year 2021 performance, the Compensation Committee determined that Mr. Barr earned a bonus of $780,000, Mr. Sena earned a bonus of $770,000 and Mr. Ferraro earned a bonus of $690,625, which bonuses were paid two-thirds in cash and one-third in RSAs that are subject to vesting over a three-year period one-third on each of the first, second and third anniversary of the date of grant subject to the Executive's continued employment with the Company.
Other than the RSAs listed above, we do not currently expect to make any grants of equity awards to the officers listed above in 2021 in respect of their ongoing service as executive officers.

The table below shows the amounts awarded to each named executive officer under the bonus plan in respect of fiscal year 2021 performance:

Title	Cash ($)	Equity ($)	Total Bonus ($)
Chief Executive Officer	520,000	260,000	780,000
Chief Financial Officer	513,333	256,667	770,000
Chief Legal Officer	460,417	230,208	690,625
Total NEO	1,493,750	746,875	2,240,625
Cash amounts payable pursuant to the bonus plan are included in the column titled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for fiscal year 2021 (although no amounts are actually payable until after the end of fiscal year 2021). However, in the case of equity awards, the SEC disclosure rules require that the Summary Compensation Table and the Grants of Plan-Based Awards table include for each fiscal year the aggregate fair value, as of the grant date, of equity awards granted only during the applicable fiscal year. The equity awards that were earned by our named executive officers pursuant to the bonus plan in respect of fiscal year 2021 performance were granted following the end of fiscal year 2021. As these equity awards were made after the end of fiscal year 2021, they are not included in the Summary Compensation Table and Grants of Plan-Based Awards Table in this Proxy Statement, but in accordance with SEC rules will be included in next year’s table for our named executive officers in fiscal year 2022.
Employment Agreements
Employment Agreement with Wayne Barr, Jr.
On August 7, 2020, we entered into an employment agreement with Wayne Barr, Jr., to serve as the Company’s interim President and Chief Executive Officer (the “Barr Employment Agreement”). The Barr Employment Agreement provides that Mr. Barr is employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Barr Employment Agreement, Mr. Barr (i) received an initial annual base salary of $360,000, (ii) received an initial equity grant consisting of shares of restricted stock in the amount of $90,000, which became fully vested in 2021, and (iii) was eligible to receive an Annual Bonus in respect of 2020 in an amount equal to no less than $180,000 pursuant to certain conditions. Pursuant to the Barr Employment Agreement, Mr. Barr was also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position, to receive ongoing equity grants at the same time as equity awards are granted to other senior executives, and to be reimbursed for reasonable and properly documented business expenses and severance upon a qualifying termination in accordance with the Severance Guidelines.

On November 30, 2020, we entered into an amended and restated employment agreement with Mr. Barr setting forth the terms of his employment with the Company (the “Barr A&R Employment Agreement”). The Barr A&R Employment Agreement supersedes the previous employment agreement by and between the Company and Mr. Barr, dated August 7, 2020.
Pursuant to the Barr A&R Employment Agreement, as of the effective date, Mr. Barr will receive an annual base salary of $480,000. During Mr. Barr’s employment with the Company, Mr. Barr will also be eligible to receive an annual cash bonus, subject to his continued employment through the applicable payment date. In respect of 2020, the Barr A&R Employment Agreements provided that Mr. Barr would be eligible to receive an annual bonus in an amount equal to no less than $180,000 if the Board determined that Mr. Barr’s actions as Chief Executive Officer (or as interim Chief Executive Officer with respect to Executive’s employment with the Company during 2020 prior to the effective date) resulted in the successful refinancing of the debt of the Company and its affiliates and otherwise improved the standing of the Company to position it to achieve its business goals and objectives with respect to 2021. In respect of 2021 and each subsequent year during his employment with the Company, Mr. Barr will be eligible to receive an annual bonus with a target amount equal to $240,000, with 50% of such annual bonus subject to the achievement of Company-level objectives and 50% of such annual bonus subject to achievement of personal objectives, in each case with such objectives selected by the Company in consultation with Mr. Barr.
The Barr A&R Employment Agreement further provides that, in 2021 and in each subsequent year during his employment with the Company, Mr. Barr will receive an annual equity award grant with a grant date value equal to $480,000, which will each be subject to vesting based on the achievement of certain key performance metrics (which may include total stockholder return) and will have such other terms and conditions, in each case, as are determined by the Company in consultation with Mr. Barr. Each annual equity award will be subject to the terms of the Company’s equity incentive plan as then in effect and a written award agreement between the Company and Mr. Barr.
In the event of Mr. Barr’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Barr is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Barr A&R Employment Agreement), Mr. Barr will not be entitled to any earned but unpaid prior year bonus. The Barr A&R Employment Agreement further provides that upon a termination of Mr. Barr’s employment by the Company without Cause or by Mr. Barr for Good Reason, then Mr. Barr will be entitled to receive the severance payments and benefits under the position of “CEO” in accordance with, and subject to the terms of, the Company’s severance guidelines in effect as of the termination date. See “Potential Payments to Named Executive Officers Upon Termination or Change in Control – Severance Guidelines” below for additional information on the Company’s severance guidelines.

Employment Agreement with Michael J. Sena
On May 20, 2015, we entered into an employment agreement with Michael J. Sena to serve as the Company’s Chief Financial Officer (the “Sena Employment Agreement”). The Sena Employment Agreement provides that Mr. Sena will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Sena Employment Agreement, Mr. Sena (i) was eligible to receive an initial annual base salary of $300,000, (ii) received an initial equity grant consisting of shares of restricted stock in the amount of $957,000, which became fully vested in 2017, (iii) received a sign-on bonus equal to $150,000, and (iv) received an annual bonus consisting of (a) a minimum cash bonus of $150,000, during his first two years of employment, and (b) an additional bonus at the discretion of the Compensation Committee, with a target of $150,000 in the first two years of employment. Pursuant to the Sena Employment Agreement, Mr. Sena is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position, to receive ongoing equity grants at the same time as equity awards are granted to other senior executives, and to be reimbursed for reasonable and properly documented business expenses.
In the event of Mr. Sena’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Sena is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Sena Employment Agreement), Mr. Sena will not be entitled to any earned but unpaid discretionary cash bonus. Upon termination by the Company without Cause or by Mr. Sena for Good Reason, Mr. Sena will also be entitled to any minimum cash bonuses for his first two years of employment not yet paid as of such termination. The Sena Employment Agreement further provides that upon a termination of Mr. Sena’s employment by the Company without Cause or by Mr. Sena for Good Reason, then Mr. Sena will be entitled to receive the severance payments and benefits in accordance with, and subject to the terms of, the Company’s severance guidelines in effect as of the termination date. See “Potential Payments to Named Executive Officers Upon Termination or Change in Control – Severance Guidelines” below for additional information on the Company’s severance guidelines.

Employment Agreement with Joseph A. Ferraro
On September 11, 2017, the Company entered into an employment agreement with Mr. Joseph A. Ferraro to serve as the Company’s Chief Legal Officer (the “Ferraro Employment Agreement”). The Ferraro Employment Agreement provides that Mr. Ferraro will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Ferraro Employment Agreement, Mr. Ferraro (i) was eligible to receive an initial annual base salary of $300,000, (ii) received an initial equity grant of RSAs equal to the quotient of (I) $501,000 divided by (II) the closing price for a share of Common Stock on the business day immediately preceding the date of grant (the “Grant Date”), which became fully vested in 2020, and (iii) received a sign-on bonus equal to $80,000 on September 30, 2017. The Ferraro Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Ferraro as a participant in any annual bonus plan. Pursuant to the Ferraro Employment Agreement, Mr. Ferraro is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Ferraro’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Ferraro is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Ferraro Employment Agreement), Mr. Ferraro will not be entitled to any earned but unpaid discretionary cash bonus. The Ferraro Employment Agreement further provides that upon a termination of Mr. Ferraro’s employment by the Company without Cause or by Mr. Ferraro for Good Reason, then Mr. Ferraro will be entitled to receive the severance payments and benefits in accordance with, and subject to the terms of, the Company’s severance guidelines in effect as of the termination date.See “Potential Payments to Named Executive Officers Upon Termination or Change in Control – Severance Guidelines” below for additional information on the Company’s severance guidelines.

Potential Payments to Named Executive Officers Upon Termination or Change in Control
Severance Guidelines

Our employment arrangements and severance guidelines (the “Severance Guidelines”) provide for certain payments to be made to our named executive officers in the event that they experience a qualifying termination of employment. Severance benefits are an important tool in attracting and retaining key employees and provide a degree of financial security to those employees. The Severance Guidelines provide that upon termination of a named executive officer’s employment by the Company without Cause or by a named executive officer for Good Reason, such named executive officer is entitled to (i) an amount equal to his annual base salary plus a pro-rated annual bonus (based on the amount such named executive officer received in the prior year), (ii) for the year of termination, payment of twelve months of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) health benefit premiums, if eligible, and (iii) twelve months of outplacement services subject to execution of a separation and release agreement. All payments are to be made in a single lump sum. In addition, the Severance Guidelines provide that a named executive officer will receive full vesting of any outstanding unvested equity awards and the exercise period for any applicable outstanding equity awards is extended to twelve months following his termination of employment (or the expiration date, if earlier).

Payments Upon a Change in Control

Outstanding equity awards granted under the 2014 Omnibus Plan may be accelerated by the Board upon a change in control (as defined in the 2014 Omnibus Plan), such that award recipients have the ability to participate in the change in control with respect to Common Stock subject to such awards.

Outstanding equity awards granted under the Second Amended 2014 Plan and the Amended 2014 Plan, unless otherwise determined by the Compensation Committee on the date of grant or as set forth in the applicable award agreement, will not accelerate solely as a result of a change in control (as defined in the Second Amended 2014 Plan and the Amended 2014 Plan) if a “replacement award” (as defined in the Second Amended 2014 Plan and the Amended 2014 Plan) is promised to a participant in connection with the change in control. The vesting of a replacement award will only accelerate in connection with the change in control if the participant’s employment is involuntarily terminated by the Company (or a successor thereto) within two years following such change in control.
Treatment of Equity Awards of Our Named Executive Officers Upon Termination
Pursuant to the named executive officers’ employment agreements, the Second Amended 2014 Plan, the Amended 2014 Plan, the 2014 Omnibus Plan and the award agreements thereunder, named executive officers are generally not entitled to receive accelerated vesting of any unvested RSAs, RSUs and stock options by reason of the named executive officer’s termination of his employment with the Company, except as provided below:
•Awards granted under the Second Amended 2014 Plan and the Amended 2014 Plan, unless otherwise determined by the Compensation Committee on the date of grant or as set forth in the applicable award agreement, will accelerate upon involuntary termination within two years of a Change in Control if the award is a replacement award (as such terms are defined in the Amended 2014 Plan).

•Vested options issued under any of the plans generally remain exercisable for a period of time following termination, the extent of which depends on the reason for the termination, except that in the event the grantee is terminated for Cause (as defined in the applicable plan), any vested and unexercised options would also be forfeited.
•Notwithstanding the foregoing, the updated Severance Guidelines provide that in the event of a qualifying termination, the named executive officers will receive full vesting of any outstanding unvested equity awards and the exercise period for any applicable outstanding equity awards is extended to twelve months following his termination of employment (or the expiration date, if earlier).

Treatment of Unvested Equity Awards of Our Named Executive Officers Upon a Change in Control or Similar Transaction
•Outstanding equity awards granted under the Second Amended 2014 Plan and the Amended 2014 Plan, unless otherwise determined by the Compensation Committee on the date of grant or as set forth in the applicable award agreement, will not accelerate solely as a result of a Change in Control (as defined in the applicable plan) if a “replacement award” (as defined in the applicable plan) is promised to a participant in connection with such change in control. The vesting of a replacement award will only accelerate in connection with a change in control if the participant’s employment is involuntarily terminated by the Company (or a successor thereto) within two years following such change in control.
•Outstanding equity awards granted under the 2014 Omnibus Plan may be accelerated by the Board upon a Change in Control (as defined in the 2014 Omnibus Plan), such that award recipients have the ability to participate in the change in control with respect to Common Stock subject to such awards.
Other Terms Applicable to Named Executive Officers
Pursuant to their respective employment agreements, each named executive officer is also subject to (i) non-compete restrictive covenants during the term of his or her employment and for so long as he or she receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his or her employment and for eighteen months following his or her separation from the Company. Each named executive officer is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.
In addition to the compensation components discussed above, the named executive officers receive benefits consistent with those offered generally to employees, which consist of life insurance, travel accident insurance, health insurance, dental insurance, vision insurance, short-term and long-term disability and opportunities to participate in the Company’s retirement plan. Named executive officers are eligible to participate in the Company’s 401(k) plan on the same basis as other employees. The Company matches 50% of participant’s 401(k) plan contributions, up to the first 6% of such participant’s salary, with a maximum of $6,000 annually.
Pursuant to the equity agreements under the equity incentive plans, incentive compensation for employees is subject to recoupment or forfeiture, as applicable, in the event that, for example, the Company restates its reported financial results, makes a mistake in calculations (to the extent that either such occurrence resulted in an excess award amount being paid) or to the extent required by applicable law (including, Section 302 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act).
Tax Considerations
Section 162(m) of the IRC generally limits the deductibility of certain compensation in excess of $1 million per year to any “covered employee.” The Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modified Section 162(m) of the IRC and, among other things. Prior to the amendment, qualified performance-based compensation was not subject to this deduction limit if certain requirements were met. Under the Tax Cuts and Jobs Act, the performance-based exception has been repealed, unless compensation qualifies for certain transition relief. In addition, beginning in 2018, the executive officers subject to Section 162(m) of the IRC (the “Covered Employees”) include any individual who served as the CEO or chief financial officer (“CFO”) at any time during the taxable year and the three other most highly compensated executive officers (other than the CEO and CFO) for the taxable year, and once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment.
To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals in the best interest of the Company, the Compensation Committee will not limit its actions with respect to executive compensation to preserve deductibility under Section 162(m) of the IRC if the Compensation Committee determines that doing so is in the best interests of the Company.
Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to our named executive officers concerning unexercised stock option awards and unvested RSA and RSU awards as of December 31, 2021.

Name	Options				Stock
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Wayne Barr, Jr.
Granted: January 8, 2014 (2)	4,466	—	3.62	1/8/2024	—	—	—	—
Granted: July 30, 2020 (3)	—	—	—	—	10,345	38,277	—	—
Granted: March 15, 2021 (4)	—	—	—	—	100,000	370,000	—	—

Michael J. Sena
Granted: March 10, 2017 (5)	8,266	—	5.50	3/10/2027	—	—	—	—
Granted: March 10, 2017 (6)	26,626	—	5.50	3/10/2027	—	—	—	—
Granted: March 16, 2018 (7)	70,880	—	5.45	3/16/2028	—	—	—	—
Granted: March 15, 2019 (8)	70,873	675	2.62	3/15/2029	1,871	6,923	—	—
Granted: March 15, 2021 (9)	—	—	—	—	70,000	259,000	—	—

Joseph Ferraro
Granted: March 15, 2019 (10)	70,873	675	2.62	3/15/2029	1,871	6,923	—	—
Granted March 15, 2021 (11)	—	—	—	—	66,000	244,200
(1)    Values calculated based on the closing price of Common Stock on December 31, 2021 of $3.70 per share.
(2)    Mr. Barr was granted 4,466 stock options on January 8, 2014, all of which are fully vested.
(3)    Mr. Barr was granted 31,034 RSAs on July 30, 2020, 20,689 of which vested on July 30, 2021 and the remaining 10,345 of which will vest on July 30, 2022.
(4)    Mr. Barr was granted 100,000 RSAs on March 15, 2021, which vest over a three-year period one-third on each of the first, second and third anniversary of the date of grant, subject to continued employment with the Company.
(5)    Mr. Sena was granted 8,266 stock options on March 10, 2017, which were fully vested on the grant date.
(6)    Mr. Sena was granted 26,626 stock options on March 10, 2017, all of which are fully vested.
(7)    Mr. Sena was granted 70,880 stock options on March 16, 2018, all of which are fully vested.
(8)    Mr. Sena was granted 198,398 RSUs on March 15, 2019, subject to shareholder approval and 71,548 options on March 15, 2019, with exercise subject to shareholder approval. With the removal of this approval authorized by the board on July 16, 2020, the RSUs were granted and the options, to the extent vested, became exercisable; 1,871 of the

RSUs vested on March 15, 2021 and the final 1,871 RSUs vested on March 15, 2022; 675 options vested on March 15, 2021 and the final 675 options vested on March 15, 2022.
(9)    Mr. Sena was granted 70,000 RSAs on March 15, 2021, which vest over a three-year period one-third on each of the first, second and third anniversary of the date of grant, subject to continued employment with the Company.
(10)    Mr. Ferraro was granted 198,398 RSUs on March 15, 2019, subject to shareholder approval, and 71,548 options on March 15, 2019 with exercise subject to shareholder approval. With the removal of this approval authorized by the board on July 16, 2020, the RSUs were granted and the options, to the extent vested, became exercisable; 1,871 RSUs vested on March 15, 2021 and the final 1,871 RSUs vested on March 15, 2022; 675 options vested on March 15, 2021 and the final 675 options vested on March 15, 2022.
(11)    Mr. Ferraro was granted 66,000 RSAs on March 15, 2021, which vest over a three-year period one-third on each of the first, second and third anniversary of the date of grant, subject to continued employment with the Company.
CERTAIN RELATIONSHIPS
Policies and Procedures for Related Person Transactions

In accordance with our Guidelines, the Board shall evaluate and approve, ratify or disapprove, in consultation with the Audit Committee or another committee designated by the Board for such purpose, any related person transaction, based on whether such transaction presents inappropriate conflicts of interest, impairs the “independence” of any related person (as defined in Item 404 of Regulation S-K) and/or is fair to the Company.
Pursuant to the Audit Committee’s Charter, the Audit Committee has the authority to establish and implement policies and procedures for the Audit Committee’s review and approval or disapproval of proposed transactions, arrangements or relationships with respect to which executive officers, directors, nominees for director or holders of more than 5% of any class of the Company’s outstanding voting securities or members of their immediate families have an interest (“Related Party Transactions”). The Audit Committee has adopted written procedures to evaluate and approve the terms and conditions of Related Party Transactions (the “Procedures”). The Procedures provide, among other things, that at each of the Audit Committee’s meetings, and in no event less than on a quarterly basis, the Audit Committee will be provided with the details of each existing or proposed Related Party Transaction that it has not previously approved, ratified or disapproved.
The Audit Committee may approve a Related Party Transaction only if the Audit Committee determines that the transaction is not inconsistent with the interests of the Company and its stockholders. In determining whether to approve a Related Party Transaction, the Procedures provide that the Audit Committee will consider the following factors, among others, to the extent relevant to the Related Party Transaction: (i) whether the terms of the Related Party Transaction are fair to the Company and on terms at least as favorable to the Company as would apply if the other party was not or did not have an affiliation with a related party, (ii) whether there are demonstrable business reasons for the Company to enter into the Related Party Transaction, (iii) whether the Related Party Transaction would impair the independence of a director, and (iv) whether the Related Party Transaction would present an improper conflict of interest for any director, executive officer or employee of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or employee, the direct or indirect nature of the interest of the director, executive officer or employee in the transaction, the ongoing nature of any proposed relationship, and any other factors the Audit Committee or the Chairman of the Audit Committee deems relevant. The Procedures further provide that in the event that the Company becomes aware of a Related Party Transaction that was not approved by the Audit Committee prior to consummation, such transaction shall be reviewed and, if determined, ratified as promptly as reasonably practicable.

Pursuant to the Procedures, the Audit Committee has reviewed and pre-approved each of the following types of Related Party Transactions:
(a)    Employment relationships or transactions involving an executive officer and any related compensation solely resulting from such employment if (i) the compensation is required to be reported in the Company’s annual proxy statement or (ii) the executive officer is not an immediate family member and such compensation was approved, or recommended to the Board of Directors for approval, by the Compensation Committee.

(b)    Compensation for serving as a Director of the Company if the compensation is required to be reported in the Company’s annual proxy statement.
(c)    Payments arising solely from the ownership of the Company’s equity securities in which all holders of that class of equity securities received the same benefit on a pro rata basis.
(d)    Transactions where the rates or charges are determined by competitive bids.
(e)    Transactions where the rates or charges are fixed in conformity with law or governmental authority in connection with the provision of services as a common or contract carrier or public utility.
(f)    Ordinary course transactions involving the provision of certain financial services (e.g., by a bank depository, transfer agent, registrar, trustee under a trust indenture or similar services).
(g)    Charitable contributions, grants or endowments by the Company where the related party’s only relationship is as an employee (other than an executive officer) or a director of the charitable organization, foundation or university, if the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the charitable organization’s total annual receipts.
(h)    Any transaction with another company at which a related party’s only relationship is as (i) a director, (ii) a beneficial owner of less than 10%, together with his or her immediate family members, of that company's outstanding equity, or (iii) in the case of partnerships, a limited partner, if the limited partner, together with his or her immediate family members, has an interest of less than 10% and the limited partner does not hold another position in the partnership.
The Procedures provide that, in connection with each regularly scheduled meeting of the Audit Committee, a summary of each new Related Party Transaction deemed pre-approved pursuant to the foregoing paragraph shall be provided to the Audit Committee for its review. The Procedures also provide that if a Related Party Transaction will be ongoing, the Audit Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related party. Thereafter, the Audit Committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to ensure that they are in compliance with the Audit Committee’s guidelines and that the Related Party Transaction remains appropriate.
Continental Purchase Agreement

On March 29, 2021, we announced that our wholly owned subsidiary, INNOVATE 2 Corp. (“Seller”), entered into a stock purchase agreement (the “Stock Purchase Agreement”), with Continental Insurance Group, Ltd., a wholly owned subsidiary of Seller (“Continental”) and Continental General Holdings LLC (“Purchaser”), pursuant to which, among other things, Seller agreed to sell to Purchaser, and Purchaser agreed to accept and acquire from Seller, all of the issued and outstanding common stock of Continental (the “Transaction”), subject to the terms and conditions set forth therein. Continental owns all of the issued and outstanding common stock of Continental LTC, Inc., a Delaware corporation (“CLTC”), which in turn owns all of the issued and outstanding common stock of Continental General Insurance Company, a Texas domiciled life and health insurance company (“CGIC” and, together with Continental and CLTC, the “Continental Companies”).

Purchaser is controlled by Mr. Gorzynski, one of our directors, the beneficial owner of approximately 10.7%1 of our outstanding Common Stock and the executive chairman and president of Continental.

The Transaction closed on July 1, 2021 (the “Closing”). The consideration for the Transaction received by Seller had a value of approximately $90 million in the form of cash and securities, including certain assets owned by CGIC. In addition, the terms of certain securities of Company affiliates that were owned by CGIC were modified to provide for their mandatory redemption on the date that is 5 years following the Closing. The Stock Purchase Agreement included certain non-compete and non-solicitation obligations of the Company and our affiliates following the closing.

Percy Rockdale LLC, an affiliate of Purchaser, provided Purchaser with an equity commitment letter to fund a portion of the consideration payable in connection with the Transaction. In addition, Percy Rockdale LLC agreed to fund Purchaser’s
1 Inclusive of Series A-3 Preferred Stock and Series A-4 Preferred Stock on an as-converted basis. See footnote (6) to Security Ownership of Certain Beneficial Owners and Management for additional information.

reimbursement of Seller’s and its affiliates’, including the Company’s out-of-pocket expenses, up to $1 million, in the event the Stock Purchase Agreement is terminated (i) as a result of Purchaser’s breach of the Stock Purchase Agreement or (ii) under certain other circumstances at a time when Purchaser is in breach of the Stock Purchase Agreement.

In connection with the Closing, we entered into a definitive agreement, dated July 1, 2021 (the “Preferred Support Agreement”), with Purchaser and CGIC, pursuant to which, among other things, CGIC and Purchaser agreed to (a) vote all shares of preferred stock, par value $0.001 per share, of INNOVATE now or hereafter “beneficially owned” by any of them during the term of the Preferred Support Agreement (the “Preferred Shares”) (i) in favor of each director nominated and recommended by the Board for election, (ii) against any stockholder nominations for directors that are not approved and recommended by the Board, (iii) against any proposals or resolutions to remove any member of the Board, unless otherwise approved and recommended by the Board, and (iv) in accordance with recommendations by the Board on all other proposals or business; and (b) certain restrictions on the transfer of the Preferred Shares, in each case, subject to the terms and conditions set forth therein.

In connection with the Closing, we also entered into a definitive agreement, dated July 1, 2021 (the “DBM Support Agreement” and, together with the Preferred Support Agreement, the “Support Agreements”), with Purchaser and CGIC, pursuant to which, among other things, CGIC and Purchaser agreed to (a) vote all shares of common stock, par value $0.001 per share, of DBMG now or hereafter “beneficially owned” by any of them during the term of the DBM Support Agreement (the “DBM Shares”) (i) in favor of each director nominated and recommended by the board of directors of DBM (the “DBM Board”) for election, (ii) against any stockholder nominations for directors that are not approved and recommended by the DBM Board, (iii) against any proposals or resolutions to remove any member of the DBM Board, unless otherwise approved and recommended by the DBM Board, and (iv) in accordance with recommendations by the DBM Board on all other proposals or business; and (b) certain restrictions on the transfer of the DBM Shares, in each case, subject to the terms and conditions set forth therein.

The Support Agreements, and all rights and obligations of the parties thereunder, shall terminate on July 1, 2022, unless earlier terminated by mutual agreement of the applicable parties thereto.

The foregoing summary description of the Stock Purchase Agreement, Support Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to (a) the full text of the Stock Purchase Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 29, 2021 and the terms of which are incorporated by reference herein, and (b) the full text of the Support Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2021 and the terms of which are incorporated by reference herein.

Exchange Agreement
On July 1, 2021, in connection with the Closing and the Stock Purchase Agreement, the Company entered into an exchange agreement (the “Exchange Agreement”) with CGIC, a holder of outstanding Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”) and Series A-2 Convertible Participating Preferred Stock (the “Series A-2 Preferred Stock” and, together with the Series A Preferred Stock, the “Existing Preferred Stock”) pursuant to which the Company exchanged CGIC’s existing Series A Preferred Stock and Series A-2 Preferred Stock for newly issued Series A-3 Convertible Participating Preferred Stock (the “Series A-3 Preferred Stock”) and Series A-4 Convertible Participating Preferred Stock (the “Series A-4 Preferred Stock” and, together with the Series A-3 Preferred Stock, the “New Preferred Stock” and such exchange the “Preferred Stock Exchange”), respectively, with substantially the same terms, except that such New Preferred Stock will mature on July 1, 2026. A cash payment of $0.3 million was made as part of the Preferred Stock Exchange for accrued and unpaid dividends on the Existing Preferred Stock being exchanged.

Investor Agreements

On May 13, 2020, we entered into a cooperation agreement with MG Capital Management Ltd., Percy Rockdale LLC and Rio Royal LLC (collectively, “MG Capital”) (the “MG Capital Agreement”). Also on May 13, 2020, in connection with the MG Capital Agreement, we entered into an agreement with Lancer Capital LLC, an investment fund led by Avram A. Glazer, the Chairman of the Board, and the Company's largest stockholder (“Lancer Capital”) (the “Lancer Capital Agreement”), as well as an agreement with JDS1, LLC and CCUR Holdings, Inc. (collectively, “JDS1”) (the “JDS1 Agreement” and, together with the Lancer Capital Agreement and MG Capital Agreement, the “Investor Agreements”). Pursuant to the MG Capital Agreement, the Board agreed, among other things, to (i) increase the size of the Board from six to 10 directors and to subsequently decrease the size of the Board to seven directors, effective as of the 2020 Annual Meeting, (ii) appoint each of Kenneth S. Courtis, Shelly C. Lombard, Avram A. Glazer and Michael Gorzynski (collectively, the “New Directors”) to the Board and (iii) nominate and recommend each of the New Directors, and current directors Wayne Barr, Jr., Warren H. Gfeller and Philip A. Falcone, for election to the Board at the 2020 Annual Meeting for a term expiring at the 2021 Annual Meeting, subject to satisfaction of certain customary conditions. On July 5, 2020, the Company entered into letter agreements with MG Capital, Lancer Capital and JDS1 to amend the terms of the Investor Agreements to provide that (i) Mr. Falcone would not be included on the slate of directors for election at the 2020 Annual Meeting, (ii) the Board would take such actions as are necessary to reduce the size of the Board to six directors, effective as of the completion of the 2020 Annual Meeting on July 30, 2020, and (iii) the 2020 Annual Meeting would be convened on July 8, 2020, solely for purposes of adjourning the 2020 Annual Meeting to July 30, 2020. Mr. Glazer was also appointed as Chairman of the Board, effective May 13, 2020. In connection with the MG Capital Agreement, MG Capital agreed to irrevocably withdraw the notice of nomination of individuals for election as directors of the Company at the 2020 Annual Meeting that MG Capital previously submitted to us on February 13, 2020. The Investor Agreements were terminated in accordance with their respective terms on February 8, 2021.

The Investor Agreements provided that each of MG Capital, JDS1 and Lancer Capital would appear in person or by proxy at any annual or special meeting of our stockholders held during the Standstill Period, which expired on February 8, 2021, including the 2020 Annual Meeting, would not participate or vote in any solicitation of written consents of our stockholders during the Standstill Period (unless expressly requested to do so by the Board), and would vote all shares of Common Stock beneficially owned by MG Capital, JDS1 or Lancer Capital (as applicable) at such meeting or in such consent solicitation in favor of all directors nominated by the Board for election and against the removal of any member of the Board. The Investor Agreements also provided that each of MG Capital, JDS1 and Lancer Capital would vote (i) in accordance with the Board’s recommendation with respect to any “say-on-pay” proposal and (ii) in accordance with the Board’s recommendation with respect to any other Company proposal or stockholder proposal or nomination presented at such meeting or solicitation of consents; provided, however, that in the event that both Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co., LLC (“Glass Lewis”) recommended otherwise with respect to our “say-on-pay” proposal presented at an annual or special meeting held during the Standstill Period, MG Capital, JDS1 and Lancer Capital could each vote in accordance with the recommendation of ISS and Glass Lewis.

Under the terms of each of the Investor Agreements, MG Capital, JDS1 and Lancer Capital each agreed to abide by customary standstill restrictions until 30 days prior to the deadline for submission of stockholder nominations of individuals for election as directors of the Company at the 2021 Annual Meeting (the “Standstill Period”), including, among other things, not to (i) fail to comply with all applicable laws and regulatory rules and obtain all applicable regulatory approvals when acquiring beneficial ownership (inclusive of derivatives) of shares of the Company’s Common Stock to the extent such acquisition would require mandatory prior approval from any regulatory authority with competent jurisdiction over the Company, (ii) engage in the solicitation of proxies, votes or written consents of stockholders or become a participant in the solicitation of proxies with respect to securities of the Company, (iii) form, join or in any way participate in any “group” as defined pursuant to Section 13(d) of the Exchange Act with respect to any shares of the Company’s Common Stock (subject to certain exceptions), (iv) (A) make any proposal or other matter to our stockholders at any annual or special meeting of our stockholders, (B) make any public offer or proposal to our stockholders with respect to any merger, tender (or exchange) offer, acquisition, recapitalization, restructuring, disposition or other business combination involving the Company or any of its significant subsidiaries, (C) solicit a third party to make an offer or proposal with respect to a business combination involving the Company or any of its subsidiaries, or encourage a third party in making such a proposal, (D) comment on any third party proposal regarding a business combination with respect to the Company or any of its significant subsidiaries or (E) make any private proposal to the Company that would reasonably be expected to require the Company or any of the parties to the Investor Agreements to make public disclosure, or (v) seek additional representation on the Board or the removal of any member of the Board. In addition, under the terms of each of the Investor Agreements, the parties also agreed to customary mutual non-disparagement obligations.

In connection with entering into the Investor Agreements, on May 13, 2020, each of Robert V. Leffler, Jr., Lee S. Hillman and Julie Totman Springer notified the Board that he or she chose not to stand for re-election at the 2020 Annual Meeting. Their decisions not to stand for re-election were not due to any disagreement with the Company.

In addition, pursuant to the MG Capital Agreement, the Company reimbursed MG Capital for its fees and expenses incurred in connection with its consent solicitation, the 2020 Annual Meeting and the MG Capital Agreement, in an amount equal to $352,290.25 (the “Initial Reimbursement”). Between the date of the Initial Reimbursement and the date of the 2020 Annual Meeting, the Company agreed to reimburse MG Capital in an aggregate amount not exceeding $650,000 (inclusive of the Initial Reimbursement, the “Cap”), which the Company agreed to reimburse on a dollar-for-dollar basis at the same time as the Company reimbursed its third-party vendors in connection with MG Capital’s consent solicitation and the 2020 Annual Meeting.

The summary does not purport to be complete and is qualified in its entirety by reference to the Investor Agreements, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 14, 2020 and are incorporated herein by reference.

Lancer Capital Investment Agreement
On September 9, 2020, we entered into an Investment Agreement with Lancer Capital (the “Lancer Capital Investment Agreement”) in connection with the rights offering to the Company’s existing common stockholders, including Lancer Capital, and holders of its outstanding preferred stock that are entitled to participate in dividend distributions to its common stockholders (the “Rights Offering”).
Subject to the terms and conditions of the Lancer Capital Investment Agreement, Lancer Capital agreed to purchase up to $35 million aggregate amount of the Company’s Non-Voting Participating Convertible Preferred Stock, liquidation preference $0.01 per share, for an issue price of $1,000 per share.
The Lancer Capital Investment Agreement includes customary standstill provisions that restrict the ability of Lancer Capital and its affiliates and associates (collectively, the “Lancer Entities”) from, among other things, acquiring (i) equity securities of the Company that would result in the Lancer Entities having beneficial ownership of more than 33% of the Company’s then-outstanding Common Stock, (ii) equity securities of the Company’s subsidiaries or (iii) any debt securities or indebtedness of the Company or its subsidiaries, until the first anniversary of the execution of the Lancer Capital Investment Agreement (the “Standstill Period”). Any acquiror of a block of greater than 9.9% of the Company’s Common Stock beneficially owned by the Lancer Entities (and any subsequent acquiror of such a block) will be required during the Standstill Period to be bound by the same standstill provisions.
The Lancer Capital Investment Agreement terminated in accordance with its terms on September 9, 2021.
This summary does not purport to be complete and is qualified in its entirety by reference to the Lancer Capital Investment Agreement, a copy of which is attached as Exhibits 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2020 and are incorporated herein by reference.
Services Agreement

In January 2015, the Company entered into an arm’s length services agreement (the “Services Agreement”) with Harbinger Capital, a related party of the Company. The Services Agreement included the provision of services such as providing office space, certain administrative salaries and benefits, and other overhead, and each party making available their respective employees to provide services as reasonably requested by the other party, subject to any limitations contained in applicable employment agreements and the terms of the Services Agreement.
The costs allocated between the Company and Harbinger Capital were based on actual use. Office space is an allocation of actual costs based on square footage and directly used by HC2 employees. Time of administrative personnel is allocated by time spent on each entity and other shared overhead is based on actual shared overhead and is allocated based on amounts used for each vendor.
Management of shared overhead and certain administrative personnel were transferred to HC2 at the beginning of 2019. Both of these services were charged back to Harbinger Capital on the same basis described above.
With the departure of Philip Falcone, Harbinger Capital is no longer considered a related party of the Company. On August 2, 2020, the Company issued a notice of termination effectively terminating the Services Agreement.
Lease Guarantee

Mr. Falcone, the former Chairman, President and Chief Executive Officer of the Company, currently provides a personal guarantee (the “Guaranty”) under the lease agreement for our offices located at 450 Park Avenue, 29th Floor, New

York, NY 10022 (the “Lease Agreement”). The Lease Agreement provides for annual rent payments of approximately $1.2 million, and expires on December 31, 2024.
Settlement Agreement

On January 31, 2022, Mr. Falcone and the Company entered into a settlement agreement regarding his separation from the Company. In connection with the settlement agreement the Company agreed to, among other things, indemnify Mr. Falcone for any losses he may incur under the Guaranty as a result of the Company’s breach of the Lease Agreement.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2021.

Plan Category	Number of Securities Issued or to be Issued upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price of Outstanding Options and Rights (3)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (excluding Securities Reflected in column (a))(1)
Equity compensation plans approved by security holders	1,827,753		2,234,906
Equity compensation plans not approved by security holders (2)	2,888,106
Total	4,715,859	$5.13

(1)    These amounts represent shares under the Company’s Second Amended 2014 Plan. Pursuant to the Amended 2014 Plan and the 2014 Omnibus Plan, no further awards may be granted under the Company’s Management Compensation Plan (the “Management Compensation Plan”). However, awards that had been previously granted pursuant to the Management Compensation Plan will continue to be subject to and governed by the terms of the Management Compensation Plan.

(2)    These amounts represent shares issuable upon exercise of Mr. Falcone’s Options.

(3)    Represents the weighted-average exercise price of stock options outstanding under the Second Amended 2014 Plan, the Philip Falcone Option Agreement and the Management Compensation Plan.

REPORT OF THE AUDIT COMMITTEE*
The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for fiscal year 2021 with the Company’s management, and also has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301 regarding “Communications with Audit Committees.” The Audit Committee received both the written disclosures and the letter from BDO USA, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the Audit Committee concerning independence and has discussed with BDO USA, LLP the independence of BDO USA, LLP from the Company.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements of the Company for fiscal year 2021 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 9, 2022.

Submitted by the Audit Committee,
Shelly C. Lombard (Chair)
Kenneth S. Courtis
Warren H. Gfeller

* The material in this Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

ADVISORY VOTE ON COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS (“SAY ON PAY VOTE”)

(PROPOSAL 2)
The Dodd-Frank Act and related rules of the SEC (including Section 14A of the Exchange Act) enables stockholders to approve, on an advisory basis, a resolution on our executive compensation, as disclosed in this Proxy Statement. We describe this item as an advisory vote on executive compensation, but it is more commonly known as a “Say on Pay Vote.” Under these same rules, we are required to give stockholders the opportunity to express their views as to how frequently we should conduct a Say on Pay Vote (commonly known as the “Say on Frequency Vote”). Our last Say on Frequency Vote was held at the 2019 Annual Meeting, at which time our stockholders expressed the view that our Say on Pay Votes should be held on an annual basis. Though the results of Say on Frequency Votes are non-binding, as a result of this Say on Frequency Vote, we have determined to conduct Say on Pay Votes every year.
In considering their vote, we urge our stockholders to review carefully our compensation policies and decisions regarding our named executive officers. We are a “smaller reporting company” and have elected to provide scaled compensation-related disclosures permitted as a “smaller reporting company.” While we do not have a “Compensation Discussion and Analysis” section in this proxy statement, we encourage stockholders to review the “Executive Compensation” section of this Proxy Statement, including the summary compensation table and related narrative disclosure. As described in that section, we believe that our compensation program has been appropriately designed to meet its objectives. A significant portion of the compensation provided to the named executive officers is based upon the Company’s performance and the performance of our share price, and we believe this compensation structure closely aligns the interests of our named executive officers with the interests of our stockholders.
The affirmative vote of a majority of the votes cast by holders of the Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, is required to ratify the Say on Pay Vote, which will be non-binding. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by our Board. Although non-binding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
Accordingly, we are asking our stockholders to approve, on a non-binding, advisory basis, the following resolution in respect of this Proposal 2:
“RESOLVED, that the compensation paid to INNOVATE’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

BOARD RECOMMENDATION
The Board unanimously recommends a vote, on a non-binding, advisory basis, “FOR” the non-binding approval of our executive compensation.

APPROVAL OF EXTENDING THE FINAL EXPIRATION DATE
OF THE TAX BENEFIT PRESERVATION PLAN

(PROPOSAL 3)

On August 30, 2021, we entered into a Tax Benefits Preservation Plan (the “Plan”) between us and Computershare Trust Company, N.A., as Rights Agent. The Plan is designed to protect the Company’s ability to use its tax net operating losses and certain other tax assets (“Tax Benefits”) by deterring an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the “Code”). If any person or group acquires 4.9% or more of the outstanding shares of Common Stock (subject to certain exceptions), there would be a triggering event under the Plan which could result in significant dilution in the ownership interest of such person or group. As such, the Plan has anti-takeover effects. In connection with the adoption of the Plan, the Company disclosed that given the change over in the Company’s stock over the past several years, the Company was getting close to putting its Tax Benefits in jeopardy.
The Rights (as defined below) are scheduled to expire at the earliest of (i) 11:59 p.m. (New York City time) on August 30, 2022 or such later date and time as may be determined by the Board and approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 11:59 p.m. (New York City time) on August 30, 2022 (which later date and time shall be in no event later than 11:59 p.m. (New York City time) on August 30, 2024), (ii) the time at which the Rights are redeemed or exchanged as provided in the Plan, (iii) the time at which the Board determines that the Plan is no longer necessary or desirable for the preservation of Tax Benefits, and (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward. The Board is requesting your approval to extend the expiration of the Rights until 11:59 p.m. (New York City time) on March 31, 2023 to ensure continued protection of the Company’s Tax Benefits.
Description of the Plan
Pursuant to the Plan, the Board declared a dividend distribution of one right (a “Right”) for each outstanding share of Common Stock to stockholders of record at the close of business on September 9, 2021 (the “Record Date”). Each Right is governed by the terms of the Plan and entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), at a purchase price of $20.00 per Unit, subject to adjustment (the “Purchase Price”).
The description of the Plan contained herein is qualified in its entirety by reference to the text of the Plan, which is attached as Appendix A to this Proxy Statement. You are urged to read the Plan in its entirety as the discussion herein is only a summary of the material terms.
Rights Certificates; Exercise Period
Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Plan, the Rights will separate from the Common Stock then outstanding and a distribution date (the “Distribution Date”) will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has become the beneficial owner of 4.9% or more of the shares of the Common Stock (the “Stock Acquisition Date”) and (ii) 10 business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.
Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Plan, the Company reserves the right to, prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, make the necessary and appropriate rounding adjustments so that only whole shares of Series B Preferred Stock will be issued.

The definition of “Acquiring Person” contained in the Plan contains several exemptions, including for (i) the Company or any of the Company’s subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) any person who becomes the beneficial owner of 4.9% or more of the shares of the Common Stock then outstanding as a result of (x) a reduction in the number of shares of Common Stock by the Company due to a or (y) a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases his ownership by more than 0.5% over such person’s lowest percentage stock ownership on or after the consummation of the relevant transaction; (iv) any person who, together with all affiliates and associates of such person, was the beneficial owner of 4.9% or more of the shares of the Common Stock then outstanding on the date of the Plan, unless and until such person and its affiliates and associates increase their aggregate ownership by more than 0.5% over their lowest percentage stock ownership on or after the date of the Plan or decrease their aggregate percentage stock ownership below 4.9%; (v) any person who, within 10 business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within 10 business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; (vi) any person that the Board, in its sole discretion, has affirmatively determined shall not be deemed an Acquiring Person.
The Rights are not exercisable until the Distribution Date and, unless the extension of the expiration of the Rights is approved at the 2022 Annual Meeting, will expire at the earliest of (i) 11:59 p.m. (New York City time) on August 30, 2022, (ii) the time at which the Rights are redeemed or exchanged as provided in the Plan, (iii) the time at which the Board determines that the Plan is no longer necessary or desirable for the preservation of Tax Benefits, and (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.
As soon as practicable after the Distribution Date, Rights Certificates will be sent by such means as may be selected by the Company to the holders of record of the Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person) and, thereafter, the separate Rights Certificates alone will represent the Rights. After the Distribution Date, the Company generally would issue Rights with respect to shares of Common Stock issued upon the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company after the Plan’s adoption (except as may otherwise be provided in the instruments governing such securities). In the case of other issuances of shares of Common Stock after the Distribution Date, the Company generally may, if deemed necessary or appropriate by the Board, issue Rights with respect to such shares of Common Stock.
Preferred Share Provisions
Each one one-thousandth of a share of Series B Preferred Stock, if issued:
•will not be redeemable;
•will entitle the holder thereof to quarterly dividend payments of $0.001 or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;
•will, upon any liquidation of the Company, entitle the holder thereof to receive either $1,000 plus accrued and unpaid dividends and distributions to the date of payment or an amount equal to the payment made on one share of Common Stock, whichever is greater;
•will have the same voting power as one share of Common Stock; and
•will, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, entitle holders to a per share payment equal to the payment made on one share of Common Stock.
Flip-in Trigger
In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under Flip-over Trigger, below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of such an event, all Rights that are, or (under certain circumstances specified in the Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below.
Flip-over Trigger
In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation or (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the next preceding paragraph are referred to as the “Triggering Events”.
Exchange Feature
At any time after a person becomes an Acquiring Person, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Series B Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).
Equitable Adjustments
The Purchase Price payable, and the number of Units of Series B Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series B Preferred Stock, (ii) if holders of the Series B Preferred Stock are granted certain rights or warrants to subscribe for Series B Preferred Stock or convertible securities at less than the current market price of the Series B Preferred Stock, or (iii) upon the distribution to holders of the Series B Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series B Preferred Stock on the last trading day prior to the date of exercise.
Redemption Rights
At any time until 10 business days following the Stock Acquisition Date, the Company may, at the Company’s option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.
Amendment of Rights
Any of the provisions of the Plan may be amended by the Board so long as the Rights are then redeemable, except that the Board may not extend the expiration of the Rights beyond 11:59 p.m. (New York City time) on August 30, 2022 unless such extension is approved by the affirmative vote of the holders of a majority of the total number of votes of the Company’s capital stock cast prior to 11:59 p.m. (New York City time) on August 30, 2022. Subject to certain conditions, at any time after the Rights are no longer redeemable, the provisions of the Plan may be amended by the Board without approval from the holders of the Rights Certificates, including to shorten or lengthen any time period under the Plan. Notwithstanding anything to the contrary under the Plan, no supplement or amendment shall be made which changes the Redemption Price.

Anti-Takeover Effects
The Board unanimously recommends that the Plan be approved for the reasons set forth in this Proxy Statement. You should be aware, however, that the Plan may have anti-takeover effects in that, subject to the limitations set forth above, it will restrict the ability of a person or entity or group to accumulate Common Stock such that they become an owner of 4.9% or more of the outstanding shares of Common Stock (or for a person who is already an owner of 4.9% or more of the outstanding shares of Common Stock to increase their ownership of Common Stock by more than 0.5%). Although the Plan is designed as a protective measure to preserve and protect the Company’s Tax Benefits, the Plan may, if the Board does not grant an exemption, have the effect of impeding or discouraging an acquisition of common stock tender offer or other transaction, even if such a transaction may be favorable to the interests of some or all of our stockholders. In addition, the Plan may impede the assumption of control by a holder of a large block of Common Stock and the removal of incumbent directors and management, even if such removal may be beneficial to all of our stockholders. The Plan should not interfere with any merger, acquisition or other business combination approved by the Board since the Board may exempt such merger, acquisition or business combination from the Plan. In addition, the Rights may be redeemed by the Company as described above.
The Plan was not adopted in response to any effort that we are aware of to accumulate Common Stock or to obtain control of the Company. The Board considers the Plan to be appropriate, reasonable and in the best interests of the Company and its stockholders because the Plan reduces the risk that the Company will be unable to utilize our available Tax Benefits. In the opinion of the Board, the fundamental importance to the Company and its stockholders of maintaining the availability of the Tax Benefits makes approval of the Plan an important value creation and value protection measure deserving of stockholder support.
Miscellaneous
Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to the Company’s stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.
The affirmative vote of a majority of the votes cast by holders of the Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, is required to ratify the NOL Rights Plan Proposal. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the approval of extending the Final Expiration Date of the Tax Benefit Preservation Plan adopted by the Board on August 30, 2021 from August 30, 2022 to March 31, 2023.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 4)

The Board recommends that stockholders ratify the appointment of BDO USA, LLP (“BDO”), independent registered public accounting firm to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2022. The appointment of BDO was recommended to the Board by its Audit Committee. BDO served as independent registered public accounting firm for the Company for the fiscal year ended December 31, 2021.
Representatives of BDO will be present at the 2022 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to stockholder questions after the conclusion of the Annual Meeting.
The affirmative vote of a majority of the votes cast by holders of the Common Stock and Preferred Stock voting as a single class and with the Preferred Stock voting on an as-converted basis, is required to ratify the Accounting Firm Proposal. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. If you do not provide your broker with voting instructions regarding the Accounting Firm Proposal, they will have discretionary authority to vote your shares on the Accounting Firm Proposal.
We engaged BDO as our independent registered public accounting firm for the fiscal years ended December 31, 2021 and December 31, 2020. The decision to engage BDO for those years was approved by our Audit Committee. In considering the nature of the services provided by BDO, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with BDO and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act, as well as the American Institute of Certified Public Accountants. The Audit Committee has selected BDO to conduct the audit of our financial statements for the fiscal year ending December 31, 2022.
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees paid by us to BDO and its affiliates in 2021 and 2020 (in thousands):

	2021	2020
Audit Fees (1)	$3,800	$3,554
Tax Fees (2)	4	13
Total	$3,804	$3,567

(1)    Fees for audit services include audit of financial statements and audit of internal controls over financial reporting, as required by Section 404 of Sarbanes-Oxley, reviews of quarterly financial statements and other matters related to SEC filings and capital market activities. Also included are statutory audit fees paid by our subsidiaries.

(2)    Fees for tax services include earnings, profit and dividends analysis, Section 162(m) analysis, and state and local tax studies.
Pre-Approval Policy
The services performed by BDO in 2021 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that the independent registered public accounting firm may perform.
On a quarterly basis, the Audit Committee reviews a description of services (the “Service List”) expected to be performed by the independent registered public accounting firm in each of the Disclosure Categories, the status of services and fees incurred year-to-date against the original Service List and pre-approval limits and the forecast of remaining services and fees for the fiscal year.

Services provided by the independent registered public accounting firm during 2021 and included in the Service List were pre-approved in accordance with the policies and procedures of the Audit Committee. Any requests for audit, audit-related, tax, and other services contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2021, all of our officers, directors and greater than 10% beneficial owners have complied with Section 16(a) filing requirements on a timely basis, other than as follows:
•Mr. Glazer failed to timely report three separate share purchases as a result of administrative errors. The dates of the share purchases were May 26, 2021, May 28, 2021 and June 1, 2021. The May 26, 2021 and May 28, 2021 share purchases were subsequently reported by Mr. Glazer on a Form 4 filed on June 1, 2021 and the June 1, 2021 share purchase was subsequently reported by Mr. Glazer on a Form 4 filed on June 4, 2021.
•Mr. Courtis failed to timely report one grant of shares of Common Stock as a director of the Company. The date of the grant was June 17, 2021 and the transaction was subsequently reported by Mr. Courtis on a Form 4 filed on January 4, 2022.
•Mr. Gorzynski failed to timely report one grant of shares of Common Stock as a director of the Company. The date of the grant was June 17, 2021 and the transaction was subsequently reported by Mr. Gorzynski on a Form 4 filed on June 28, 2021.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date for the 2022 Annual Meeting, there were (i) 78,432,535 shares of Common Stock outstanding and entitled to vote, (ii) 6,125 shares of Series A-3 Preferred Stock, equal to 1,740,700 shares of Common Stock on an as-converted basis and (iii) 10,000 shares of Series A-4 Preferred Stock, equal to 1,875,533 shares of Common Stock on an as-converted basis. Therefore, as of the Record Date, there were a total of 82,048,768 shares of Common Stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote.
Except as otherwise indicated, the following table sets forth, as of April 22, 2022, certain information as to the beneficial ownership of the Common Stock, Series A-3 Preferred Stock and Series A-4 Preferred Stock, including shares of Common Stock as to which a right to acquire beneficial ownership existed (for example, through the exercise of Common Stock options or warrants or conversion of the Preferred Stock), that are exercisable or convertible as of, and within 60 days from, April 22, 2022, within the meaning of Rule 13d-3(d)(1) under the Exchange Act by: (i) each person or group who is known to the Company to be the beneficial owner of more than five percent of any class of voting securities of the Company, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group. For purposes of this filing, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Unless otherwise indicated, each person had, as of April 22, 2022, sole voting power and sole dispositive power with respect to the Company’s shares, subject to applicable community property laws. The address of each of our directors and executive officers is c/o INNOVATE Corp., 295 Madison Avenue, 12th Floor, New York, NY 10017.

Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Common Stock (1)	Number of Shares of Outstanding Series A-3 Preferred Stock Beneficially Owned (2)	Percentage of Series A-3 Preferred Stock (2)	Number of Shares of Outstanding Series A-4 Preferred Stock Beneficially Owned (3)	Percentage of Series A-4 Preferred Stock (3)	Percentage of Outstanding Common Stock and Preferred Stock On An As-Converted Basis (1)(2)(3)
Lancer Capital LLC and its affiliates (4) 777 South Flagler Drive, Suite 800West Tower West Palm Beach, FL 33401	22,648,256	28.7%	—	—%	—	—%	27.4%
Jefferies LLC (5) 520 Madison Avenue New York, NY 10022	5,450,314	6.9%	—	—%	—	—%	6.6%
Percy Rockdale LLC and its affiliates (6) 595 Madison Avenue, 29th Floor New York, NY 10022	8,745,753	10.7%	6,125	100.0%	10,000	100.0%	10.7%

Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Common Stock on a stand-alone basis (1)	Number of Shares of Outstanding Series A-3 Preferred Stock Beneficially Owned (2)	Percentage of Series A-3 Preferred Stock (2)	Number of Shares of Outstanding Series A-4 Preferred Stock Beneficially Owned (3)	Percentage of Series A-4 Preferred Stock (3)	Percentage of Outstanding Common Stock and Preferred Stock On An As-Converted Basis (1)(2)(3)
Directors, Nominees, Named Executive Officers and Executive Officers and Directors as a group
Wayne Barr, Jr. (7)	346,651	*	—	—	—	—	*
Michael J. Sena (8)	824,225	1.0%	—	—	—	—	1.0%
Joseph A. Ferraro (9)	414,854	*	—	—	—	—	*
Avram A. Glazer (10)	22,648,256	28.7%	—	—	—	—	27.4%
Kenneth S. Courtis (11)	551,272	*	—	—	—	—	*
Warren H. Gfeller (12)	130,068	*	—	—	—	—	*
Michael Gorzynski (13)	8,745,753	10.7%	6,125	100.0%	10,000	100.0%	10.7%
Shelly Lombard (14)	66,298	*	—	—	—	—	*
All executive officers and directors as a group (9 people) (15)	33,950,212	41.0%	6,125	100.0%	10,000	100.0%	41.0%

*    Less than 1% of the outstanding Common Stock.

(1)    Shares of Common Stock of which a person has the right to acquire beneficial ownership within 60 days from April 22, 2022 are deemed outstanding for computing the percentage ownership of such person, but are not deemed outstanding for computing the percentage ownership of any other person.

(2)    Each outstanding share of Series A-3 Preferred Stock is presently convertible into approximately 1,740,700 shares of Common Stock. The shares of Series A-3 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-3 Preferred Stock stated in these columns reflect ownership of shares of Series A-3 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-3 Preferred Stock at this ratio.

(3)    Each outstanding share of Series A-4 Preferred Stock is presently convertible into 1,875,533 shares of Common Stock. The shares of Series A-4 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-4 Preferred Stock stated in these columns reflect ownership of shares of Series A-4 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-4 Preferred Stock at this ratio.

(4)    Includes (i) 19,452,548 shares of Common Stock owned of record by Lancer Capital (including 468,594 shares of Common Stock issuable upon conversion of $2,000,000 principal amount of the Company's 7.5% Convertible Senior Notes due 2026), (ii) 3,139,405 shares of Common Stock owned of record by the Avram Glazer Irrevocable Exempt Trust (the “Trust”) and (iii) 33,747 shares of Common Stock owned of record by Mr. Glazer. Based on a Schedule 13D filed with the SEC on April 23, 2020, Amendment No. 1 to Schedule 13D filed with the SEC on May 15, 2020, Amendment No. 2 to Schedule 13D filed with the SEC on June 8, 2020, Amendment No. 3 to Schedule 13D filed with the SEC on June 17, 2020, Amendment No. 4 to Schedule 13D filed with the SEC on September 10, 2020, Amendment No. 5 to Schedule 13D filed with the SEC on November 30, 2020, by Lancer Capital and Avram A. Glazer, Amendment No. 6 to Schedule 13D filed with the SEC on December 2, 2020, by Lancer Capital and Avram A. Glazer, Amendment No. 7 to Schedule 13D (“Amendment No. 7”) filed with the SEC on March 18, 2021, by Lancer Capital, Avram A. Glazer, and the Trust, Amendment No. 8 to Schedule 13D filed with the SEC on April 27, 2021, by Lancer Capital, Avram A. Glazer and the Trust and Amendment No. 9 to Schedule 13D filed with the SEC on July 7, 2021, by Lancer Capital, Avram A. Glazer and the Trust, the Trust is the sole owner of Lancer Capital, and in such capacity may be deemed to beneficially own the shares held of record by Lancer Capital, and Mr. Glazer is the Trustee of the Trust, and in such capacity may be deemed to beneficially own the shares held of record by Lancer Capital and the Trust.

Also includes 22,556 RSAs that will vest and become non-forfeitable on the earlier of (i) June 17, 2022 and (ii) the date of the 2022 Annual Meeting (subject to continued service with the Company through such vesting date).

(5)    Based solely on a Schedule 13G filed with the SEC on February 13, 2017, by Jefferies LLC, Jefferies Group LLC, Limestone Merger Sub, LLC and Leucadia National Corporation and Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2022 by Jefferies LLC, Jefferies Group LLC and Jefferies Financial Group Inc. According to the filings, the reporting persons have shared voting and dispositive power with respect to, and beneficially own, 5,450,314 shares of Common Stock.

(6)    Based solely on a Schedule 13D filed with the SEC on January 27, 2020, Amendment No. 1 to Schedule 13D filed with the SEC on February 18, 2020, Amendment No. 2 to Schedule 13D filed with the SEC on April 6, 2020, Amendment No. 3 to Schedule 13D filed with the SEC on May 14, 2020, Amendment No. 4 to Schedule 13D filed with the SEC on November 25, 2020, Amendment No. 5 to Schedule 13D filed with the SEC on December 10, 2020, Amendment No. 6 to Schedule 13D filed with the SEC on December 16, 2020, Amendment No. 7 to Schedule 13D filed with the SEC on March 30, 2021 by Percy Rockdale LLC, Rio Royal LLC, MG Capital Management Ltd. and Michael Gorzynski and Amendment No. 8 to Schedule 13D filed with the SEC on July 2, 2021 by Percy Rockdale LLC (“Percy Rockdale”), Rio Royal LLC (“Rio Royal”), MG Capital Management Ltd. (“MG Capital Management”, and, together with Percy Rockdale and Rio Royal, the “MG Reporting Persons”), Michael Gorzynski, Continental General Insurance Company (“CGIC”), Continental LTC, Inc. (“CLTC”), Continental Insurance Group, Ltd. (“CIG”) and Continental General Holdings LLC (“CGH” and together with CGIC, CLTC and CIG, the “Continental Reporting Persons”).

According to the filings, and adjusted for payment of the accreted value described below, (i) Percy Rockdale beneficially owns 5,048,755 shares of Common Stock, (ii) Rio Royal beneficially owns 24,462 shares of Common Stock, (iii) CGIC may be deemed to beneficially own 3,616,233 shares of Common Stock consisting of (A) 6,125 shares of Series A-3 Convertible Preferred Stock, which are convertible, at a conversion price of $3.52 per share, into 1,740,700 shares of Common Stock and (B) 10,000 shares of Series A-4 Convertible Preferred Stock, which are convertible, at a conversion price of $5.33 per share, into 1,875,533 shares of Common Stock, and (iv) Mr. Goryznski may be deemed to beneficially own 8,723,197 shares of Common Stock, consisting of (A) the shares of Common Stock beneficially owned by Percy Rockdale, (B) the shares of Common Stock beneficially owned by Rio Royal, (C) the shares of Common Stock deemed to be beneficially owned by CGIC, and (D) 33,747 shares of Common Stock previously granted to Mr. Goryznski personally as a director of the Company that vested and became fully exercisable on June 17, 2021.

According to the filings, MG Capital Management may be deemed to beneficially own the shares of Common Stock held by Rio Royal, each of CLTC, CIG and CGH may be deemed to beneficially own the shares of Common Stock beneficially owned by CGIC and Mr. Gorzynski may be deemed to beneficially own the shares of Common Stock held by each of Percy Rockdale, Rio Royal and CGIC. According to the filings, CLTC may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC, CIG may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC, CGH may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC and Mr. Gorzynski may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC. CGH, CIG, CLTC, CGIC and Mr. Gorzynski have shared voting and dispositive power over the shares of Series A-3 and Series A-4 Convertible Preferred Stock directly held by CGIC.

Also includes 22,556 RSAs that will vest and become non-forfeitable on the earlier of (i) June 17, 2022 and (ii) the date of the 2022 Annual Meeting (subject to continued service with the Company through such vesting date).

Subsequent to the filing of the Schedule 13D, upon the exchange of the Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”) for the Series A-3 Convertible Preferred Stock, the Company paid in cash the accreted value of the Series A Preferred Stock, resulting in a reduction of the number of shares of Common Stock into which the Series A-3 Preferred Stock is convertible by 23,663.

(7)    Includes 4,466 vested stock options.

(8)    Includes 177,320 vested stock options.

(9)    Includes 71,548 vested stock options.

(10)    See Note 4 above.

(11)    Includes 22,556 RSAs that will vest and become non-forfeitable on the earlier of (i) June 17, 2022 and (ii) the date of the 2022 Annual Meeting (subject to continued service with the Company through such vesting date).

(12)    Includes 22,556 RSAs that will vest and become non-forfeitable on the earlier of (i) June 17, 2022 and (ii) the date of the 2022 Annual Meeting (subject to continued service with the Company through such vesting date).

(13)    See Note 6 above.

(14)    Includes 22,556 RSAs that will vest and become non-forfeitable on the earlier of (i) June 17, 2022 and (ii) the date of the 2022 Annual Meeting (subject to continued service with the Company through such vesting date).

(15)    Includes 253,334 vested stock options.

OTHER MATTERS
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for notices of Internet availability of proxy materials, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single notice of Internet availability of proxy materials, proxy statement and annual report to those stockholders. Each stockholder will continue to receive a separate proxy card. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Company stockholders will be householding our proxy materials. A single Notice, or, if applicable, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon written or oral request a separate copy of the Notice or, if applicable, the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 to any stockholder at a shared address to which a single copy of any of those documents was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate notice of Internet availability of proxy materials, proxy statement or annual report, as applicable, please notify your broker or direct your request to the Corporate Secretary of the Company, INNOVATE Corp., 295 Madison Avenue, 12th Floor, New York, NY 10017, by email to corpsec@innovatecorp.com or by phone at (212) 235-2691.
Stockholders who currently receive multiple copies of the proxy materials, proxy statement or annual report, as applicable, at their address and would like to request householding of their communications should contact their broker.
Stockholder Proposals
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Corporate Secretary of the Company at the Company’s principal executive offices, 295 Madison Avenue, 12th Floor, New York, NY 10017, or by email to corpsec@innovatecorp.com no later than December 29, 2022. In addition, all proposals will have to comply with Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. However, if the date of the 2023 Annual Meeting is changed by more than 30 days from the date of the 2022 Annual Meeting, then the deadline will be a reasonable time before we print and mail our proxy materials.
If you wish to nominate a candidate for director or submit a proposal that is not intended to be included in our proxy materials for presentation at our 2023 Annual Meeting, such proposal or nomination must satisfy the requirements set forth in the By-Laws, which includes that such proposal must be delivered or mailed in writing to, and received by, the Corporate Secretary of the Company at the Company’s principal executive offices, located at 295 Madison Avenue, 12th Floor, New York, NY 10017, or by email to corpsec@innovatecorp.com, no earlier than the close of business on January 17, 2023 and no later than the close of business on February 16, 2023. In the event that the date of the 2023 Annual Meeting is more than twenty-five (25) days before or after the anniversary of the 2022 Annual Meeting, which will be held on June 16, 2022, then, to be considered timely, notice by the stockholders must be received not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Company.
The February 16, 2023 deadline described above also applies in determining whether notice is timely for purposes of Rule 14a-4(c)(1) under the Exchange Act relating to exercise of discretionary voting authority and are separate from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet to have a proposal included in our proxy statement. In addition to satisfying the foregoing advance notice requirements under the By-Laws, to comply with the universal proxy rules (once effective) under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2023, which is 60 days prior to the anniversary date of the 2022 Annual Meeting.

Stockholder proposals not intended for inclusion in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders and that are a proper subject for stockholder action under the DGCL, as well as director nominations, may be presented directly at the 2023 Annual Meeting of Stockholders. The proxy holder listed on the proxy card will vote in accordance with his or her discretion on any such proposals or nominations.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the above requirements.

Copies of the Notice, the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021, which includes our financial statements and provides additional information about us, are available to stockholders of record and entitled to vote at the 2022 Annual Meeting and to notice thereof on the Company’s website at www.innovatecorp.com under “Investor Relations-Stock Information-Proxy Materials.” Each person whose proxy is being solicited and who represents that, as of the record date for the 2022 Annual Meeting, he or she was a beneficial owner of shares entitled to be voted at such meeting may obtain additional printed copies of our Annual Report on Form 10-K for the year ended December 31, 2021, including our financial statements, free of charge, from us by sending a written request to INNOVATE Corp. to corpsec@innovatecorp.com. Exhibits will be provided upon written request.

APPENDIX A

HC2 HOLDINGS, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent,

TAX BENEFITS PRESERVATION PLAN

Dated as of August 30, 2021

i

EXHIBITS

Exhibit A –	Form of Certificate of Designation, Preferences and Rights of Series B Preferred Stock
Exhibit B –	Form of Rights Certificates
Exhibit C –	Form of Summary of Rights to Purchase Preferred Stock
ii

TAX BENEFITS PRESERVATION PLAN
This TAX BENEFITS PRESERVATION PLAN, dated as of August 30, 2021 (this “Agreement”), is by and between HC2 Holdings, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”).
W I T N E S S E T H:
WHEREAS, on August 30, 2021 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board”) (i) adopted resolutions creating a series of preferred stock designated as “Series B Preferred Stock” and authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on September 9, 2021 (the “Record Date”); and (ii) authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock of the Company issued (whether as an original issuance or from the Company’s treasury) between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined) and in certain other circumstances provided herein;
WHEREAS, each Right initially represents the right to purchase one one-thousandth (1/1,000) of a share of Preferred Stock (as hereinafter defined), having the rights, powers and preferences set forth in the Form of Certificate of Designation, Preferences and Rights of Series B Preferred Stock, attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”); and
WHEREAS, the Company has generated or expects to generate certain Tax Benefits (as hereinafter defined) for United States federal income tax purposes (which Tax Benefits may potentially provide valuable benefits to the Company), and the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision or replacement provision, and the Treasury Regulations (as hereinafter defined) promulgated thereunder, and thereby preserve the Company’s ability to fully utilize such Tax Benefits and certain built-in losses, and, in furtherance of such objective, the Company desires and intends to enter into this Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:
Section 1.Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a)“Acquiring Person” shall mean any Person (as hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as hereinafter defined) of 4.9% or more of the shares of Common Stock then outstanding, whether or not such person continues to be the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding, but shall not include:

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(i)any Exempt Person (as hereinafter defined);
(ii)any Person that becomes a Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding as a result of (x) a reduction in the number of Company Securities (as hereinafter defined) outstanding due to the repurchase of Company Securities by the Company or (y) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, in each case unless and until such Person increases its Percentage Stock Ownership (as hereinafter defined) by more than half of one (0.5) percentage point over such Person’s lowest Percentage Stock Ownership on or after the consummation of the relevant transaction, excluding for these purposes any increase resulting from any subsequent transaction described in clauses (x) and (y) of this Section 1(a)(ii) or shares the Beneficial Ownership of which was acquired with the Prior Approval of the Company (as hereinafter defined);
(iii)any Person that, together with all Affiliates and Associates of such Person, (x) was a Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding on the date hereof (as disclosed in public filings with the Securities and Exchange Commission on the date of this Agreement), or (y) becomes a Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding as a result of a transaction pursuant to which such Person received the Prior Approval of the Company, unless after the date of this Agreement or the date of the relevant transaction, as applicable, such Person (A) increases its Percentage Stock Ownership by more than half of one (0.5) percentage point over such Person’s lowest Percentage Stock Ownership on or after the date of this Agreement or the date of the relevant transaction, as applicable, excluding for these purposes any increase resulting from any subsequent transaction described in clauses (x) and (y) of Section 1(a)(ii) or shares the Beneficial Ownership of which was acquired with the Prior Approval of the Company; or (B) decreases its Percentage Stock Ownership below 4.9% (it being understood, for the avoidance of doubt, that no Person shall become an Acquiring Person solely on the basis of the exercise or settlement of options or similar rights outstanding as of the date hereof);
(iv)any Person that, within ten (10) Business Days (as hereinafter defined) of being requested by the Company to do so, certifies to the Company that such Person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification disposes of such number of shares of Common Stock so that it, together with all Affiliates and Associates, ceases to be an Acquiring Person; provided, however, that if the Person requested to so certify or dispose of shares of Common Stock fails to do so within ten (10) Business Days, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period; or

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(v)any Person that the Board has affirmatively determined in its sole discretion, prior to the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions required by the Board in making such determination.
For purposes of determining the Beneficial Ownership or Percentage Stock Ownership of any Person, any Company Securities described in clause (iv) of the definition thereof shall be treated as exercised for purposes of determining the numerator but not for purposes of determining the denominator used to calculate such Person’s Beneficial Ownership or Percentage Stock Ownership.
(b)“Act” shall mean the Securities Act of 1933, as amended.
(c)“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. The terms “Affiliate” and “Associate” shall also include, with respect to any Person, any other Person whose shares of Common Stock would be deemed to be constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations with respect to such first Person, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations promulgated thereunder.
(d)“Agreement” shall have the meaning set forth in the preamble to this Agreement.
(e)A Person shall be deemed the “Beneficial Owner” of, have “Beneficial Ownership” of and to “beneficially own” any Company Securities which such Person directly owns, would be deemed constructively to own pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, owns pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or are otherwise aggregated with Company Securities owned by such Person, pursuant to the provisions of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations promulgated thereunder.
(f)“Board” shall have the meaning set forth in the recitals to this Agreement.
(g)“Book Entry” shall mean an uncertificated book entry for the Common Stock.
(h)“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(i)“Close of Business” on any given date shall mean 5:00 p.m., New York, New York time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 p.m., New York, New York time, on the next succeeding Business Day.
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(j)“Code” shall have the meaning set forth in the recitals to this Agreement.
(k)“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interests having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.
(l)“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(m)“Company” shall have the meaning set forth in the preamble to this Agreement, except as otherwise provided in Section 13(a) hereof.
(n)“Company Securities” shall mean (i) shares of Common Stock of the Company, (ii) shares of preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, (iii) any other interest that would be treated as “stock” of the Company pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations, and (iv) warrants, rights, convertible debt or options (including options within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations) to purchase Company Securities referred to in clauses (i), (ii) and (iii).
(o)“Current Market Price” shall have the meaning set forth in Section 11(d)(i) hereof.
(p)“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(q)“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
(r)“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.
(s)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(t)“Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.
(u)“Exempt Person” shall mean the Company or any Subsidiary (as hereinafter defined) of the Company, in each case, including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company, or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or any Subsidiary of the Company.

4

(v)“Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(w)“Final Expiration Date” shall mean the date upon which the Rights expire and shall mean 11:59 p.m., New York, New York time, on August 30, 2022 or such later date and time as may be determined by the Board and approved by the affirmative vote of the holders of a majority of the total number of votes of the Company’s capital stock cast at such meeting; provided that a quorum is present, at a stockholders’ meeting prior to 11:59 p.m., New York, New York time, on August 30, 2022 (which later date and time shall be in no event later than 11:59 p.m., New York, New York time, on August 30, 2024).
(x)“Flip-In Event” shall have the meaning set forth in Section 11(a)(ii) hereof.
(y)“Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.
(z)“NYSE” shall mean the New York Stock Exchange.
(aa)“Percentage Stock Ownership” shall mean the percentage stock ownership interest as determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), 1.382-3(a), and 1.382-4(d) of the Treasury Regulations; provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Section 1.382-2T(h)(2)(i)(A) of the Treasury Regulations.
(bb)    “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, syndicate or other entity, group of persons making a “coordinated acquisition” of Company Securities or otherwise treated as an entity within the meaning of Treasury Regulations Section 1.382-3(a)(1) or otherwise, and includes an unincorporated group of persons who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act, and also includes any successor (by merger or otherwise) of any such individual or entity.
(cc)    “Preferred Stock” shall mean shares of Series B Preferred Stock, par value $0.001 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series B Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series B Preferred Stock, having the rights and preferences set forth in the Form of Certificate of Designation, Preferences and Rights of Series B Preferred Stock attached hereto as Exhibit A.

(dd)    “Principal Party” shall have the meaning set forth in Section 13(b) hereof.
(ee)    “Prior Approval of the Company” shall mean the prior express written consent of the Company to the actions in question, executed on behalf of the Company
5

by a duly authorized officer of the Company following express approval by action of at least a majority of the members of the Board then in office; provided that a Person shall be treated as having received the Prior Approval of the Company for an acquisition of Company Securities if such Person acquires such Company Securities from the Company pursuant to an issuance by the Company that was approved by, or that was authorized pursuant to an agreement that was approved by, the Board (or a duly authorized committee thereof). The issuance of Common Stock upon the exercise or conversion of any Company Securities so approved shall also be treated as having received the Prior Approval of the Company.
(ff)    “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.
(gg)    “Record Date” shall have the meaning set forth in the recitals to this Agreement.
(hh)    “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.
(ii)    “Rights” shall have the meaning set forth in the recitals to this Agreement.
(jj)    “Rights Agent” shall have the meaning set forth in the preamble to this Agreement.
(kk)    “Rights Certificates” shall have the meaning set forth in Section 3(a) hereof.
(ll)    “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.
(mm)    “Section 13 Event” shall mean any event described in clauses (i), (ii) or (iii) of Section 13(a) hereof.
(nn)    “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.
(oo)    “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.
(pp)    “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities (or other ownership interests having ordinary voting power) sufficient to elect or appoint at least a majority of the board of directors (or other Persons having similar functions) of such corporation or other entity are at the time, directly or indirectly, beneficially owned, or otherwise controlled by such Person.
6

(qq)    “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(rr)    “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.
(ss)    “Tax Benefits” shall mean a current year net operating loss and the net operating loss carryovers, capital loss carryovers, disallowed interest carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.
(tt)    “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(uu)    “Treasury Regulations” shall mean the regulations promulgated under the Code, as such regulations may be amended from time to time.
(vv)    “Triggering Event” shall mean any Flip-In Event or any Section 13 Event.

Section 2.Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions (and no implied terms and conditions) hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-rights Agents), upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents shall be as the Company reasonably determines, provided that such duties are consistent with the terms and conditions of this Agreement and that contemporaneously with such appointment the Company shall notify, in writing, the Rights Agent and any co-rights agents of any such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agents.
Section 3.Issuance of Rights Certificates.
(a)Until the earlier of (i) the Close of Business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth (10th) Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of clauses (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates for the Common Stock registered
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in the names of the holders thereof (or, for Book Entry shares, the notations in the respective accounts for the Common Stock) and not by separate Rights Certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, but subject to the following sentence, the Company shall promptly notify the Rights Agent and subject to the company’s provision of all relevant information, the Rights Agent will send by such means as may be selected by the Company, to each record holder of the Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more Rights Certificates, in substantially the form attached hereto as Exhibit B (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Triggering Event under Section 11(a)(ii) hereof has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion, to minimize the possibility that Rights are received by Persons whose Rights would be null and void under Section 7(e) hereof. Receipt by any Person of a Rights Certificate with respect to any Rights shall not preclude a later determination that such Rights are null and void pursuant to Section 7(e) hereof. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. Except as otherwise provided in this Agreement, as of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.
(b)    The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock (or, for Book Entry shares, the notations in the respective accounts for the Common Stock) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any shares of Common Stock in respect of which Rights have been issued, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary contained herein, upon the effectiveness of a redemption pursuant to Section 23 hereof or an exchange pursuant to Section 24 hereof, the Company shall not thereafter issue any additional Rights, and for the avoidance of doubt, no Rights shall be attached to or shall be issued with any shares of Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.
(c)    Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and
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shall bear substantially the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date:
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Tax Benefits Preservation Plan by and between HC2 Holdings, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (or any successor rights agent, the “Rights Agent”), dated as of August 30, 2021 (as originally executed and as it may be amended or restated from time to time, the “Tax Benefits Preservation Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Tax Benefits Preservation Plan, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Tax Benefits Preservation Plan), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void and will no longer be transferable.
With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.
    Notwithstanding this Section 3(c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4.Form of Rights Certificates.
(a)The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when and if issued, shall each be in substantially the form attached hereto as Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may
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be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of, and conditioned upon, this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Record Date, or, in the case of Rights with respect to Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandth (1/1,000) of a share of Preferred Stock as shall be set forth therein at the price set forth therein, but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
(b)    Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such; (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or such Associate or Affiliate) or to any Person with whom such Acquiring Person (or such Associate or Affiliate) has any continuing plan, agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, agreement, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect the avoidance of Section 7(e) hereof; or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend in substantially the following form:
The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Tax Benefits Preservation Plan.
Section 5.Countersignature and Registration.
(a)The Rights Certificates shall be duly executed on behalf of the Company by its Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer or the Chief Administrative Officer (collectively, the “Appropriate Officers”), either manually or by facsimile or electronic signature, and shall have affixed thereto the Company’s seal or a facsimile or electronic copy thereof which shall be attested to by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, either manually or by
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facsimile or electronic signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually, by facsimile or electronic signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although as of the date hereof any such Person was not such an officer.
(b)    Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its offices designated by the Rights Agent as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.
Section 6.Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a)Subject to the provisions of this Agreement, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-thousandths (1/1,000) of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitle such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the offices of the Rights Agent designated for such purpose. Notwithstanding anything to the contrary contained herein, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate accompanied by a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association (a “Signature Guarantee”) and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment from any holder of a Rights Certificate of a sum sufficient to

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cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.
(b)Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them (including surety bond), and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
Section 7.Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a)Subject to Section 7(e) hereof, at any time after the Distribution Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the appropriate form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the offices of the Rights Agent designated for such purpose accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths (1/1,000) of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the time that is the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 and Section 24 hereof, (iii) the time at which the Board determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits and (iv) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward (the earliest of clauses (i)-(iv) being herein referred to as the “Expiration Date”).
(b)The purchase price for each one one-thousandth (1/1,000) of a share of Preferred Stock pursuant to the exercise of a Right initially shall be twenty dollars ($20.00) (the “Purchase Price”), subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.
(c)Except as otherwise provided herein, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth (1/1,000) of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of such Rights Certificate in accordance with Section 9 hereof,

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in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall, subject to Section 7(f) and Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths (1/1,000) of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths (1/1,000) of a share of Preferred Stock as are to be purchased (in which case, certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request; (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price shall be made in cash or by certified check, cashier’s check or money order payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other property. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.
(d)In case the registered holder of any Rights Certificate shall exercise less than all of the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, and registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.
(e)Notwithstanding anything to the contrary contained herein, from and after the first occurrence of a Flip-In Event, any Rights beneficially owned by or transferred to (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person (or any such Associate or Affiliate) becomes such; (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from such Acquiring Person (or such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or such Associate or Affiliate) or to any Person with whom such Acquiring Person (or such Associate or Affiliate) has any continuing plan, agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, agreement, arrangement or understanding (whether or not in writing) which has as a

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primary purpose or effect the avoidance of this Section 7(e); or (iv) subsequent transferees of such Persons described in clauses (i)-(iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise, and such Rights shall not be transferable. The Company shall notify the Rights Agent in writing when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or their respective transferees hereunder.
(f)Notwithstanding anything to the contrary contained herein, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder of Rights shall have (i) properly completed and duly executed the certificate contained in the form of assignments or form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such transfer or exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner), or Associates or Affiliates thereof, as the Company shall reasonably request.
Section 8.Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records in accordance with its record retention policies and applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records relating to Rights Certificates cancelled or destroyed by the Rights Agent and shall certify to the Company the accuracy of such records.
Section 9.Reservation and Availability of Capital Stock.
(a)The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its

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treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities, as the case may be) that, as provided in this Agreement including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.
(b)So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities, as the case may be) issuable and deliverable upon the exercise of the Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.
(c)From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of the Rights, to register and qualify such shares of Preferred Stock under the Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as practicable after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (i) the date as of which the Rights are no longer exercisable for such securities and (ii) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9 and give the Rights Agent a copy of such announcement. Notwithstanding anything to the contrary contained herein, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Act shall have been declared effective, unless an exemption therefrom is available.
(d)The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares, whether whole or fractional, of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities, as the case may be) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable.
(e)The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state transfer taxes and charges which may be payable, in respect of the issuance or delivery of the Rights Certificates or of any certificates for a number of one one-thousandths (1/1,000) of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be

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required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths (1/1,000) of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise, nor shall the Company or the Rights Agent be required to issue or deliver any certificates for a number of one one-thousandths (1/1,000) of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s and the Rights Agent reasonable satisfaction that no such tax is due.
Section 10.Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-thousandths (1/1,000) of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)
(i)In the event the Company shall at any time after the date hereof (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock, through a reverse stock split or otherwise, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a)(i) and Section 7(e) hereof, the Purchase Price in effect at the time of

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the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Preferred Stock or other capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or other capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares (or fractions thereof) of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, then the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.
(ii)Subject to Section 23 and Section 24 hereof, in the event that any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the “Flip-In Event”), unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to then-current Purchase Price, in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing then-current Purchase Price by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding anything to the contrary contained herein, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and subsequent transferees of such Persons, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights

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whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Flip-In Event, no Rights Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii), and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) shall be cancelled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 hereof and not pursuant to this Section 11(a)(ii).
(iii)In the event that the number of shares of Common Stock which is authorized by the Company’s Second Amended and Restated Certificate of Incorporation, as it may be amended, restated, supplemented or corrected from time to time, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing Section 11(a)(ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the value of shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing Section 11(a)(ii) (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing Section 11(a)(ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock are deemed in good faith by the Board to have substantially the same value or economic rights as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the Flip-In Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the “Flip-In Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without

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requiring payment of such Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, such number or fraction of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If, upon the occurrence of the Flip-In Event, the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-In Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that some action should be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it temporarily suspends the exercisability of the Rights or when any such suspension is no longer in effect, and shall give the Rights Agent a copy of any public announcement under the preceding sentence. For purposes of this Section 11(a)(iii), the per share of Common Stock shall be the Current Market Price per share of the Common Stock (as determined pursuant to Section 11(d) hereof) on the Flip-In Trigger Date and the per share or fractional value of any “Common Stock Equivalent” shall be deemed to equal the current per share market price of the Common Stock. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).
(b)In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) shares of Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock and Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred

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Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned, directly or indirectly, by the Company or any Subsidiary (other than in a fiduciary capacity) shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price per share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.
(d)
(i)Except as otherwise provided herein, for the purpose of any computation hereunder, the “Current Market Price” per share of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30)

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consecutive Trading Days (as hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Market Price per share of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights) or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Security, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, then, and in each such case, the Current Market Price shall be properly adjusted to reflect the Current Market Price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or Nasdaq or, if the Security is not listed on the NYSE or Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NYSE or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Security, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed, traded or quoted, and if no market maker is making a market in the Common Stock, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
(ii)For the purpose of any computation hereunder, the Current Market Price per share of a publicly traded Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i) hereof. If the Current Market Price per share of Preferred Stock cannot be determined in accordance with the method set forth in Section 11(d)(i) hereof or if the Preferred Stock is not publicly held or listed or traded in accordance with the method set forth in Section 11(d)(i) hereof, the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to the Current Market Price per share of the Common Stock multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Form of Certificate of Designation, Preferences and Rights of Series B Preferred Stock, attached hereto as Exhibit A). If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good

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faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
(e)Notwithstanding anything to the contrary contained herein, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth (1/1,000) of a share of Common Stock or other share or one hundred-thousandth (1/100,000) of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which requires such adjustment, or (ii) the Expiration Date.
(f)If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k), (l) and (m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
(g)All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths (1/1,000) of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths (1/1,000) of a share of Preferred Stock (calculated to the nearest one hundred-thousandth (1/100,000)) obtained by (i) multiplying (x) the number of one one-thousandths (1/1,000) of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths (1/1,000) of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths (1/1,000) of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record

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prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth (1/1,000)) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
(j)Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths (1/1,000) of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth (1/1,000) of a share of Preferred Stock which were expressed in the initial Rights Certificates issued hereunder.
(k)Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths (1/1,000) of a share of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable such number of one one-thousandths (1/1,000) of a share of Preferred Stock or other such shares at such adjusted Purchase Price.
(l)In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths (1/1,000) of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths (1/1,000) of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

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(m)Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) dividends on Preferred Stock payable in shares of Preferred Stock or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
(n)The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (iii) consummate a share exchange with any other Person or (iv) sell or transfer (or permit any Subsidiary of the Company to sell or transfer), in each case, in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, share exchange, sale or transfer, there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would eliminate or substantially diminish the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, share exchange, sale or transfer, the stockholders of the Person that constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.
(o)The Company covenants and agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
(p)Notwithstanding anything to the contrary contained herein, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare and pay any dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then-outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall

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be made successively whenever such a dividend is declared or paid or such a subdivision or combination is effected. If an event occurs that would require an adjustment under Section 11(a) hereof and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a) hereof.

Section 12.Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made or any event occurs affecting the Rights or their exercisability as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Date has occurred, mail or make available a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26 hereof (if so required under Section 25 hereof). Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, such adjustment unless and until it shall have received such certificate.
Section 13.Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.
(a)In the event that, following the Stock Acquisition Date, directly or indirectly, (i) the Company shall consolidate with, or shall merge with or into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (ii) any Person shall consolidate with, or shall merge with or into, the Company (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets, cash flow or earning power aggregating fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or any Subsidiary of the Company and a Subsidiary of the Company in one or more transactions, each of which complies with Section 11(o) hereof), then in each such case, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become null and void pursuant to Section 7(e) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as hereinafter defined), not

25

subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by fifty percent (50%) of the Current Market Price per share of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such Section 13 Event; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such Section 13 Event; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party; (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event; provided that, upon the subsequent occurrence of any Section 13 Event or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.
(b)“Principal Party” shall mean:
(i)in the case of any transaction described in clause (i) or (ii) of Section 13(a) hereof, (A) the Person that is the issuer of the securities or other equity interests into which the shares of Common Stock are converted in such merger, consolidation or share exchange, or, if there is more than one such issuer, the issuer of the shares of Common Stock of which have the highest aggregate Current Market Price (as determined pursuant to Section 11(d)(i) hereof), or (B) if no securities or other equity interests are so issued, (x) the Person that is the other constituent party to the merger, consolidation or share exchange, if such Person survives said merger, consolidation or share exchange, or, if there is more than one such Person, the Person receiving the shares of Common Stock of which have the highest aggregate Current Market Price (as determined pursuant to Section 11(d)(i) hereof), (y) if the Person that is the other party to the merger, consolidation or share exchange does not survive the merger, consolidation or share exchange, the Person that does survive the merger, consolidation or share exchange (including the Company if it survives) or (z) the Person resulting from the consolidation; and
(ii)in the case of any transaction described in clause (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power so transferred or if the Person receiving the greatest portion of the assets, cash flow or earning power cannot be determined, whichever of such Persons that has received
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assets, cash flow or earning power pursuant to such transaction or transactions, the Common Stock of which has the highest aggregate Current Market Price (as determined pursuant to Section 11(d)(i) hereof);
provided, however, that, in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, then if (1) such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term Principal Party shall refer to such other Person, or (2) such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term Principal Party shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint ventures, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
(c)The Company shall not consummate any Section 13 Event unless (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued (or reserved for issuance) to permit the exercise in full of the Rights in accordance with this Section 13 and (y) prior thereto the Company and such Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof; provided that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:
(i)prepare and file a registration statement under the Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date and similarly comply with applicable state securities or “Blue Sky” laws;

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(ii)use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE, the Nasdaq or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE, the Nasdaq or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the NYSE, the Nasdaq or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on any other system then in use;
(iii)use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities that may be acquired upon exercise of the Rights;
(iv)deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and
(v)obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.
Section 14.Fractional Rights and Fractional Shares.
(a)The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or Nasdaq or, if the Rights are not listed or admitted to trading on the NYSE or Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NYSE or Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

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(b)The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock). Interests in fractions of Preferred Stock in integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary agent selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the current market value of one one-thousandth (1/1,000) of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth (1/1,000) of a share of Preferred Stock shall be one one-thousandth (1/1,000) of the closing price per share of Preferred Stock (as determined in accordance with Section 14(a)) on the Trading Day immediately prior to the date of such exercise or exchange.
(c)Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock for which a Right is exercisable shall be the closing price per share of Common Stock (as determined in accordance with Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.
(d)The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.
(e)Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.
Section 15.Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under this Agreement, are vested in the

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respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate (or, prior to the Distribution Date, such Common Stock) and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations by the Company of its obligations hereunder.

Section 16.Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of shares of Common Stock;
(b)after the Distribution Date, the Rights Certificates are transferable (subject to the provisions of this Agreement) only on the registry books of the Rights Agent if surrendered at the offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates, properly completed and duly executed accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request;
(c)the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificate or the associated Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and
(d)notwithstanding anything to the contrary contained herein, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation;

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provided, however, that the Company shall use its best efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17.Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths (1/1,000) of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.
Section 18.Concerning the Rights Agent.
(a)The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable and documented expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, administration, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of legal counsel) that is paid, incurred or to which it becomes subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or of enforcing its rights under this Agreement.
(b)The Rights Agent shall be fully authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company (including in the case of uncertificated securities, by notation in Book Entry accounts reflecting ownership), instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received notice in writing.

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(c)This Section 18 and Section 20 shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and expiration of the Rights. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever, even if the Rights Agent has been advised of the likelihood of such loss or damage (including lost profits) and regardless of the form of the action. Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement shall be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.
Section 19.Merger or Consolidation or Change of Name of the Rights Agent.
(a)Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of the transfer agent activities shall be deemed a merger or consolidation for purposes of this. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
(b)In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
Section 20.Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following express terms and conditions, and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform such duties and obligations by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

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(a)The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in and in accordance with such opinion or advice.
(b)Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by Appropriate Officers of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of, for any action taken or suffered by it under the provisions of this Agreement in reliance upon such certificate.
(c)The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
(d)The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)The Rights Agent shall not be liable for or under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof or be responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.
(f)The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

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(g)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Appropriate Officers of the Company and to apply to such officers for advice or instructions in connection with its duties, and such advice or instruction shall provide full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for any action taken or suffered to be taken by it in accordance with instructions of any such officer.
(h)The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.
(i)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of the Rights or any other Person, resulting from any such act, default, neglect or misconduct absent gross negligence, willful misconduct and bad faith (which gross negligence, willful misconduct or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction) in the selection and continued employment thereof.
(j)No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent under the terms and conditions of this Agreement) or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been properly completed or indicates an affirmative response to clause (1) and/or (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however, that the Rights Agent shall not be liable for any delays arising from the duties under this Section 20(k).
(l)The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under this Agreement that requires the payment by such Rights holder of any tax or governmental charge unless and until the Rights Agent is satisfied that all such taxes and charges have been paid.
(m)The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed

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with the Securities and Exchange Commission or this Agreement, including obligations under applicable regulation or law.
(n)The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.
(o)The Rights Agent shall have no responsibility to the Company, the holders of the Rights or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.
(p)The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (i) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing or (ii) any law, act, regulation or any interpretation of the same.
(q)In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall notify the Company thereof, and the Rights Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company, the holder of any Right or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company that eliminate such ambiguity or uncertainty to the satisfaction of the Rights Agent.
Section 21.Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock (to the extent the Rights Agent is not acting in such capacities), by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. In the event any transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his or her Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States of America or of any state of the United States of America or the District of Columbia, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services
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powers and which has, acting with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least fifty million dollars ($50,000,000) or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; provided that the predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption, exchange or expiration of the Rights, the Company (a) may, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities, notes or debentures hereinafter issued by the Company after the date hereof (except as may otherwise be provided in the instrument(s) governing such securities), and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23.Redemption and Termination.
(a)The Board may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day following the Stock Acquisition Date (or,

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if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) Business Day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then-outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock (based on the Current Market Price per share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) at the time of redemption) or such other form of consideration as the Board shall determine. Notwithstanding anything to the contrary contained herein, the Rights shall not be exercisable after the first occurrence of a Flip-In Event until such time as the Company’s right of redemption hereunder has expired.
(b)Immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then-outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or defer in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.
(c)Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 and Section 24 and other than in connection with the purchase or repurchase by any of them of Common Stock prior to the Distribution Date.
Section 24.Exchange.
(a)The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of the Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after the occurrence of a Section 13 Event.
(b)Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter

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of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.
(c)Following the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 not be received by holders of Rights that have become null and void pursuant to Section 7(e) hereof. In furtherance thereof, if so directed by the Company, shares of Common Stock (or other consideration) potentially issuable to holders of Rights upon an exchange pursuant to this Section 24, who have not verified to the satisfaction of the Company, in its sole discretion, that they are not an Acquiring Person, may be deposited in a trust established by the Company pending receipt of appropriate verification. To the extent that such trust is established, holders of Rights entitled to receive such shares of Common Stock (or other consideration) pursuant to an exchange pursuant to this Section 24 who have not previously received such shares of Common Stock (or other consideration) shall be entitled to receive such shares of Common Stock (or other consideration) (and any dividends paid or other distributions made thereon after the date on which such shares of Common Stock (or other consideration) are deposited in the trust) only from the trust and solely upon compliance with the relevant terms and provisions of the applicable trust agreement.
(d)In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth (1/1,000) of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.
(e)In the event that there shall not be sufficient shares of Common Stock, Preferred Stock or Equivalent Preferred Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock, Preferred Stock or Equivalent Preferred Stock for issuance upon exchange of the Rights.
(f)The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock.

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In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(f), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25.Notice of Certain Events.
(a)In case the Company shall, at any time after the earlier of the Distribution Date or the Stock Acquisition Date, propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), (v) to effect the liquidation, dissolution or winding-up of the Company or (vi) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, combination, subdivision, merger, sale, share exchange, transfer, liquidation, dissolution, or winding-up is to take place and the date of participation therein by the holders of the shares of Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock and/or Preferred Stock, whichever shall be the earlier.
(b)In the event that any Flip-In Event or Section 13 Event shall occur, the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

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Section 26.Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made when in writing and if sent or delivered by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:
HC2 Holdings, Inc.
295 Madison Avenue,
12th Floor
New York, New York 10017
Attention: Joseph Ferraro

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made when in writing and if sent or delivered by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:
Computershare Trust Company, N.A.
150 Royall Street
Canton, MA 02021
Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, or overnight delivery services, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company. Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for all purposes of this Agreement and no additional notice need be given.
Section 27.Supplements and Amendments. Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may, in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of shares of the Rights; provided, however, that the Company shall not extend the Final Expiration Date beyond 11:59 p.m., New York, New York time, on August 30, 2022 unless such extension is approved by the affirmative vote of the holders of a majority of the total number of votes of the Company’s capital stock cast at such meeting, as provided in Section

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1(w) hereof. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates, including to shorten or lengthen any time period hereunder; provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything to the contrary contained herein, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an Appropriate Officer of the Company and, if requested by the Rights Agent, an opinion of counsel (which may be internal counsel)that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to execute any amendment or supplement to this Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.

Section 28.Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29.Determinations and Actions by the Board, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. Without limiting the rights and immunities or expanding the duties or obligations of the Rights Agent, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and the provisions of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations promulgated thereunder, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not to amend this Agreement). All such actions, calculations, interpretations and determinations (including, without limitation, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent (except where limiting the Rights Agent’s rights or immunities, or expanding the Rights Agent’s duties or obligations, under this Agreement), the holders of the Rights and all other Persons, and (y) not subject the Board or any of the directors on the Board to any liability to the holders of the Rights. In connection with the preceding sentence, the Rights Agent is entitled to assume that the Board acted in good faith with respect to all such actions, calculations, interpretations and determinations and shall be fully protected and incur no liability in reliance thereon.

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Section 30.Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).
Section 31.Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that, notwithstanding anything to the contrary contained herein, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board provided, however, that if any such excluded term, provision, covenant or restriction shall affect the rights, immunities, duties or obligations of the Rights Agent in an adverse manner, the Rights Agent shall be entitled to resign immediately upon written notice to the Company. Without limiting the foregoing, if any provision requiring a specific group of directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company’s Second Amended and Restated Certificate of Incorporation and the Company’s Fourth Amended and Restated Bylaws, as such may be amended, restated, supplemented or corrected from time to time.
Section 32.Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder, and all claims or causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) that may be based on, arise out of or relate to this Agreement, each Right, each Rights Certificate issued hereunder, or the negotiation, execution, performance or subject matter of this Agreement, shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
Section 33.Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 34.Interpretation. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “herewith” and

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words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and clause, section, subsection, paragraph and exhibit references are to the clauses, sections, subsections, paragraphs and exhibits of this Agreement unless otherwise specified. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, unless the context otherwise requires, each of its other grammatical forms shall have a corresponding meaning.
Section 35.Confidentiality. The Rights Agent and the Company agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other Person, except as may be required by law or by the rules or regulations of any securities exchange., including pursuant to subpoenas form state or federal government authorities (e.g., in divorce and criminal actions). However, each party may disclose relevant aspects of the other party’s confidential information to its officers, affiliates, agents, subcontractors and employees to the extent reasonably necessary to perform its duties and obligations under this Agreement and such disclosure is not prohibited by applicable law.
Section 36.    Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, epidemics, pandemics, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
[Signature Page Follows]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

ATTEST:		HC2 HOLDINGS, INC.

By	/s/ Jeanne E. Rouleau	By	/s/ Joseph Ferraro
	Name: Jeanne E. Rouleau		Name: Joseph Ferraro
	Title: Assistant Secretary		Title: Chief Legal Officer & _______Corporate Secretary

ATTEST:		COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By	/s/ Joseph Varca	By	/s/ Peter Duggan
	Name: Joseph Varca		Name: Peter Duggan
	Title: Vice President		Title: Senior Vice President
[Signature Page to the Tax Benefits Preservation Plan]

Exhibit A
FORM OF
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND
RIGHTS OF SERIES B PREFERRED STOCK
OF
HC2 HOLDINGS, INC.
Pursuant to Section 151 of the General Corporation Law of the State of Delaware;
HC2 Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:
That pursuant to the authority vested in the board of directors of the Corporation (the “Board”) in accordance with the provisions of the Second Amended and Restated Certificate of Incorporation of the Corporation (as it may be amended, restated, supplemented or corrected from time to time, the “Certificate of Incorporation”), the Board on August 30, 2021, duly adopted the following resolution creating a series of shares of Preferred Stock, par value $0.001 per share, of the Corporation (the “Preferred Stock”) designated as Series B Preferred Stock:
"RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and number of shares and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:
Section 1.Designation and Amount. The shares of such series shall be designated as “Series B Preferred Stock” and the number of shares constituting such series shall be 100,000 shares. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then-outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into the Series B Preferred Stock.
Section 2.Dividends and Distributions.
(A)Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (or other similar stock) ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends (it being understood that the Corporation's Series A-3 Preferred Stock and Series A-4 Preferred Stock rank superior to the shares of Series B Preferred Stock as to dividends and distributions), the holders of shares of Series B Preferred

Stock, in preference to the holders of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the 1st day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.001 or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time after August 30, 2021 (the “Rights Dividend Declaration Date”) (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of such event and the denominator of which shall be the total number of shares of Common Stock that were outstanding immediately following the occurrence of such event.

(B)Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (or other similar stock) ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends (it being understood that the Corporation's Series A-3 Preferred Stock and Series A-4 Preferred Stock rank superior to the shares of Series B Preferred Stock as to dividends and distributions), the Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.001 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date (the actual payment, however, may be deferred if prohibited under any debt instruments).
(C)
(i)If at any time dividends on any Series B Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series B Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series B Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

(ii)During any default period, such voting right of the holders of Series B Preferred Stock may be exercised initially at a special meeting called pursuant to Section 2(C)(iii) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders; provided that such voting right shall not be exercised unless the holders of a majority of the number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series B Preferred Stock.
(iii)Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chief Executive Officer or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Section 2(C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him or her at his or her last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than ten (10) days and not later than sixty (60) days after such order or request or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Section 2(C)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.
(iv)In any default period, the holders of Common Stock, and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board may (except as provided in Section 2(C)(iii)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Section 2(C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v)Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Certificate of Incorporation or the Fourth Amended and Restated Bylaws of the Corporation (as the same may be amended, restated, supplemented or corrected from time to time, the “Bylaws”) irrespective of any increase made pursuant to the provisions of Section 2(C)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or Bylaws).
(D)Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.
Section 3.Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:
(A)Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)Except as otherwise provided herein, in the Certificate of Incorporation or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(C)Except as set forth herein or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
Section 4.Certain Restrictions.
(A)Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;
(ii)declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or
(iv)purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5.Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation or as otherwise required by law.
Section 6.Liquidation, Dissolution or Winding Up.
(A)Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior upon liquidation, dissolution or winding up to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received an amount per share (the “Series B Liquidation Preference”) equal to the greater of (i) $1,000 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation. The “Adjustment Number” shall initially be one hundred (100). In the event the Corporation shall at any time after August 30, 2021 (the “Rights Dividend Declaration Date”) (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Preferred Stock upon liquidation, dissolution or winding up , then the assets available for such distribution shall be distributed ratably to the holders of the Series B Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
(C)Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
Section 7.Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of

Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
Section 8.    No Redemption. The Corporation shall have no right or obligation to redeem the shares of Series B Preferred Stock. The holders of the Series B Preferred Stock shall have no right to cause shares of Series B Preferred Stock to be redeemed. Nothing herein shall restrict the Corporation from purchasing or otherwise acquiring shares of Series B Preferred Stock in accordance with applicable law.
Section 9.    Ranking. The Series B Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock, on the terms set forth in the Certificate of Incorporation including any certificate of designations governing the terms of such other Preferred Stock, as to the payment of dividends and the distribution of assets upon any liquidation, dissolution or winding up , unless the terms of any such series shall provide otherwise, and shall rank senior, on the terms set forth in this Certificate of Designations, to the Common Stock as to such matters.
Section 10.    Amendment. At any time when any shares of Series B Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designations, Preferences and Rights of Series B Preferred Stock shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, voting separately as a class.
Section 11.    Fractional Shares. Series B Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Designations, Preferences and Rights of Series B Preferred Stock is executed on behalf of the Corporation by its duly authorized officer as of this 30th day of August, 2021.

Name:    Joseph Ferraro
Title:    Chief Legal Officer & Corporate
Secretary

[Signature Page to Form of Certificate of Designation, Preferences and Rights of Preferred Stock]

Exhibit B
[FORM OF RIGHTS CERTIFICATE]
CERTIFICATE NO. R-    ________ RIGHTS
NOT EXERCISABLE AFTER 11:59 P.M., NEW YORK, NEW YORK TIME, ON AUGUST 30, 2022 (OR SUCH LATER DATE AND TIME AS MAY BE DETERMINED BY THE BOARD AND APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE APPROVED BY THE AFFIRMATIVE VOTES OF THE HOLDERS OF A MAJORITY OF THE TOTAL NUMBER OF VOTES OF THE COMPANY’S CAPITAL STOCK CAST AT SUCH MEETING; PROVIDED THAT A QUORUM IS PRESENT, AT A MEETING OF STOCKHOLDERS OF THE COMPANY PRIOR TO 11:59 P.M., NEW YORK, NEW YORK TIME, ON AUGUST 30, 2022 (WHICH LATER DATE AND TIME SHALL BE IN NO EVENT LATER THAN 11:59 P.M., NEW YORK, NEW YORK TIME, ON AUGUST 30 2024)) OR SUCH TIME AS THE RIGHTS ARE EARLIER REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE TAX BENEFITS PRESERVATION PLAN.]2
Rights Certificate
HC2 HOLDINGS, INC.

2     The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

This certifies that ______________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of August 30, 2021 (the “Tax Benefits Preservation Plan”), by and between HC2 Holdings, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”), to purchase from the Company at any time prior to 11:59 p.m., New York, New York time, on August 30, 2022 (or such later date and time as may be determined by the Board and approved by the affirmative vote of the holders of a majority of the total number of votes of the Company’s capital stock cast at such meeting of stockholders of the Company prior to 11:59 p.m., New York, New York time, on August 30, 2022 (which later date and time shall be in no event later than 11:59 p.m., New York, New York time, on August 30, 2024)) or such time as the Rights are earlier redeemed, exchanged or terminated or such other earlier Expiration Date, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth (1/1,000) of a fully paid, non-assessable share of Series B Preferred Stock, $0.001 par value per share, of the Company (the “Preferred Stock”), at a purchase price of twenty dollars ($20.00) per one one-thousandth (1/1,000) of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related certificate properly completed and duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of August 30, 2021, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Tax Benefits Preservation Plan.
From and after the Flip-In Event, any Rights beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a Person that, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights from and after the occurrence of such Flip-In Event.
As provided in the Tax Benefits Preservation Plan, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights

Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the principal executive offices of the Company and are also available upon written request to the Rights Agent.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths (1/1,000) of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Tax Benefits Preservation Plan, the Rights evidenced by this Certificate may be redeemed by the Board at its option at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Tax Benefits Preservation Plan, at any time prior to the earlier of (i) the close of business on the tenth (10th) business day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) business day following the Record Date), or (ii) the Final Expiration Date. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of Preferred Stock having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.
No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Tax Benefits Preservation Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.
No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or

Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Tax Benefits Preservation Plan.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent (either by manual, facsimile or electronic signature).
[Signature Page Follows]

WITNESS the facsimile or electronic signature of the proper officers of the Company and its corporate seal.
Dated as of _________ __, ______

ATTEST:		HC2 HOLDINGS, INC.

By	____________________________	By
	Name:		Name: Joseph Ferraro
	Title:		Title: Chief Legal Officer & ___ _ _ Corporate Secretary

ATTEST:		COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By		By
	Name:		Name:
	Title:		Title:

[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)
FOR VALUE RECEIVED ____________________________________ hereby sells, assigns and transfers unto __________________________________________________
____________________________________________________________________________
(Please print name and address of transferee)
____________________________________________________________________________
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________ as attorney in fact, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated: __________________, ____

Signature
Signature Guaranteed:
    Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.
..............................................................................................................
            (To be completed)
The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Tax Benefits Preservation Plan).

Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan); and
(2) after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _____________, _____
Signature

Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

NOTICE
The signature to the foregoing Form of Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment and Certificate is not completed, such assignment will not be honored.

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)
To: HC2 HOLDINGS, INC.:
The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)
If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

Dated: __________________, ___

Signature
(Signature must conform to holder specified on Rights Certificate)
Signature Guaranteed:
Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1) the Rights evidenced by this Rights Certificate [  ] are [  ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan); and
(2) after due inquiry and to the best knowledge of the undersigned, the undersigned [  ] did [  ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _____________, ______
Signature

Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

NOTICE
The signature to the foregoing Form of Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Election to Purchase and Certificate is not completed, such election to purchase will not be honored.

Exhibit C
FORM OF
SUMMARY OF RIGHTS TO PURCHASE
PREFERRED STOCK OF
HC2 HOLDINGS, INC.
On August 30, 2021, the board of directors (the “Board”) of HC2 Holdings, Inc., a Delaware corporation (the “Company”), authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.001 per share, of the Company (the “Common Stock”), to stockholders of record at the close of business on September 9, 2021 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth (1/1,000) of a share (a “Unit”) of Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) at a purchase price of twenty dollars ($20.00) per Unit, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Tax Benefits Preservation Plan, dated as of August 30, 2021 (as the same may be amended from time to time, the “Tax Benefits Preservation Plan”), by and between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”). The Tax Benefits Preservation Plan is intended to help protect the Company’s tax net operating losses and certain other tax assets (“Tax Benefits”) by deterring any person from becoming the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding.
Rights Certificates; Exercise Period.
Initially, the Rights will be attached to all Common Stock certificates representing shares then-outstanding, and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Tax Benefits Preservation Plan, the Rights will separate from the Common Stock and a distribution date (“Distribution Date”) will occur upon the earlier of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has become a Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding (the “Stock Acquisition Date”) and (ii) ten (10) business days (or such later date as the Board of the Company shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.
Until the Distribution Date (or earlier expiration of the Rights), (i) the Rights will be evidenced by the Common Stock certificates (or, for book entry shares, by notations in the respective accounts for the Common Stock) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Tax Benefits Preservation Plan by reference (for book entry shares the account statement will contain a notation advising the holders of the Tax Benefits Preservation Plan) and (iii) the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights (or book entry shares in respect of such Common Stock), will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates (or book entry shares). Pursuant to the Tax Benefits Preservation Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series B Preferred Stock will be issued.

The definition of “Acquiring Person” contained in the Tax Benefits Preservation Plan contains several exemptions, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) any person who becomes a beneficial owner of 4.9% or more of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases his, her or its ownership by more than half of one (0.5) percentage point over such person’s lowest percentage stock ownership on or after the consummation of the relevant transaction; (iv) any person who, together with all affiliates and associates of such person, was a beneficial owner of 4.9% or more of the shares of Common Stock then outstanding on the date of the Tax Benefits Preservation Plan (as disclosed in public filings with the Securities and Exchange Commission on the date of the Tax Benefits Preservation Plan), unless and until such person and its affiliates and associates increase their aggregate ownership by more than half of one (0.5) percentage point over their lowest percentage stock ownership on or after the date of the Tax Benefits Preservation Plan or decrease their aggregate percentage stock ownership below 4.9%; (v) any person who, within ten (10) business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within ten (10) business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; and (vi) any person that the Board of the Company has affirmatively determined in its sole discretion shall not be deemed an Acquiring Person.
The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) 11:59 p.m., New York, New York time, on August 30, 2022 or such later date and time as may be determined by the Board of the Company and approved by the approved by the affirmative vote of the holders of a majority of the total number of votes of the Company’s capital stock cast at such meeting; provided that a quorum is present, at a meeting of stockholders of the Company prior to 11:59 p.m., New York, New York time, on August 30, 2022 (which later date and time shall be in no event later than 11:59 p.m., New York, New York time, on August 30, 2024); (ii) the time at which the Rights are redeemed or exchanged as provided in the Tax Benefits Preservation Plan; (iii) the time at which the Board of the Company determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits; and (iv) the close of business on the first day of a taxable year of the Company to which the Board of the Company determines that no Tax Benefits may be carried forward.
As soon as practicable after the Distribution Date, Rights Certificates will be sent by such means as may be selected by the Company to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of the Company, only shares of Common Stock issued after the Record Date and prior to the earlier of the Distribution Date and the Final Expiration Date (or the date the Rights are earlier redeemed, exchanged or terminated) will be issued with the Rights.
Flip-in Trigger.
In the event that any person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under “Flip-over Trigger,” below), each holder of a Right will thereafter have the right to receive, upon the exercise of a Right that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company)

having a market value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Tax Benefits Preservation Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.
Flip-over Trigger.
In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, or (iii) fifty percent (50%) or more of the Company’s consolidated assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have become null and void as set forth above) shall thereafter have the right to receive, upon the exercise of a Right that number of shares of common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the “Triggering Events.”
Exchange Feature.
At any time after any person or group becomes an Acquiring Person and prior to the occurrence of one of the events described in the preceding “Flip-over Trigger” paragraph above, the Board of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth (1/1,000) of a share of Series B Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).
Equitable Adjustments.
The Purchase Price payable, and the number of Units of Series B Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, consolidation or reclassification of, the Series B Preferred Stock, (ii) if holders of the Series B Preferred Stock are granted certain rights or warrants to subscribe for Series B Preferred Stock or convertible securities at less than the then-current market price of the Series B Preferred Stock, or (iii) upon the distribution to holders of the Series B Preferred Stock of evidences of indebtedness, assets or cash (excluding regular quarterly cash dividends or dividends payable in Series B Preferred Stock) or of subscription rights or warrants (other than those referred to above).
The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series B Preferred Stock on the last trading day prior to the date of exercise.
Redemption of the Rights.
At any time until prior to the earlier to occur of (i) ten (10) business days after the public announcement that an Acquiring Person becomes such and (ii) the Final Expiration Date, the Board of the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right, (as such amount may be adjusted pursuant to the Tax Benefits Preservation Plan) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of the Company in its sole discretion may establish. Immediately upon the action of the Board of the Company ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.
Amendment of Rights.
Any of the provisions of the Tax Benefits Preservation Plan may be amended by Board of the Company so long as the Rights are then redeemable; provided, however, that the Company may not extend the expiration of the Rights beyond 11:59 p.m., New York, New York time, on August 30, 2022 or such later date and time as may be determined by the Board and approved by the affirmative vote of the holders of a majority of the total number of votes of the Company’s capital stock cast at such meeting; provided that a quorum is present, at a stockholders’ meeting prior to 11:59 p.m., New York, New York time, on August 30, 2022 (which later date and time shall be in no event later than 11:59 p.m., New York, New York time, on August 30, 2024). At any time when the Rights are no longer redeemable, the provisions of the Tax Benefits Preservation Plan may be amended by the Board of the Company for any reason, including to shorten or lengthen any time period under the Tax Benefits Preservation Plan. Notwithstanding the foregoing, no amendment may be made at such time as the Rights are not redeemable that may (a) adversely affect the interests of the holders of the Rights as such, (b)

cause the Tax Benefits Preservation Plan to become amendable other than as already provided in the Tax Benefits Preservation Plan and (c) cause the Rights to again become redeemable.
Miscellaneous.
Until a Right is exercised or exchanged, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.
A copy of the Tax Benefits Preservation Plan has been or will be filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A and/or a Current Report on Form 8-K. A copy of the Tax Benefits Preservation Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is hereby incorporated herein by reference.

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2022 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Avram A. Glazer	☐	☐	☐
02 - Wayne Barr, Jr.	☐	☐	☐
03 - Kenneth S. Courtis	☐	☐	☐
04 - Warren H. Gfeller	☐	☐	☐
05 - Michael Gorzynski	☐	☐	☐
06 - Shelly C. Lombard	☐	☐	☐

Note: Such other business as may properly come before the meeting or any continuations, postponements or adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

63BM 540399

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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The 2022 Annual Meeting of Stockholders of INNOVATE Corp. will be held on Thursday, June 16, 2022, 11:00 a.m. ET, virtually via the internet at https://meetnow.global/MCZD5RZ.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/VATE

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/VATE

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

INNOVATE Corp.

Notice of Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INNOVATE CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2022, AT 11:00 A.M., ET.

Michael J. Sena and Joseph A. Ferraro, or any of them, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of INNOVATE Corp. to be held on June 16, 2022 or at any continuations, postponements or adjournments thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the six nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

INNOVATE VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

2022 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Avram A. Glazer	☐	☐	☐	02 - Wayne Barr, Jr.	☐	☐	☐	03 - Kenneth S. Courtis	☐	☐	☐
04 - Warren H. Gfeller	☐	☐	☐	05 - Michael Gorzynski	☐	☐	☐	06 - Shelly C. Lombard	☐	☐	☐

Note: Such other business as may properly come before the meeting or any continuations, postponements or adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1UPX 540399

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.edocumentview.com/VATE

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

INNOVATE Corp.

Notice of Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INNOVATE CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2022, AT 11:00 A.M., ET.

Michael J. Sena and Joseph A. Ferraro, or any of them, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of INNOVATE Corp. to be held on June 16, 2022 or at any continuations, postponements or adjournments thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the six nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)